              Filed with the Securities and Exchange Commission on July 11, 2006

                                        1933 Act Registration File No. 333-86348
                                                     1940 Act File No. 811-21079

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
         Pre-Effective Amendment No.                                         |_|
                                    ---------
         Post-Effective Amendment No. 13                                     [X]
                                      --
                                      and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
         Amendment No.  15                                                   [X]
                       ----


                        (Check Appropriate Box or Boxes)

                        AIP ALTERNATIVE STRATEGIES FUNDS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701
               (Address of Principal Executive Offices)(Zip Code)

                                 1-866-569-2383
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Lee Schultheis
                      Alternative Investment Partners, LLC
                       701 Westchester Avenue, Suite 312-W
                          White Plains, New York 10604
                     (Name and Address of Agent for Service)

                                 WITH A COPY TO:
                             Thomas R. Westle, Esq.
                                 Blank Rome LLP
                              405 Lexington Avenue
                               New York, NY 10174

  As soon as practical after the effective date of this Registration Statement
-------------------------------------------------------------------------------
                  Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective

      [ ]   immediately upon filing pursuant to paragraph (b)
      [ ]   on                  pursuant to paragraph (b)
               ----------------
      [X]   60 days after filing pursuant to paragraph (a)(1)
      [ ]   on                           pursuant to paragraph (a)(1)
               -------------------------
      [ ]   75 days after filing pursuant to paragraph (a)(2)
      [ ]   on                         pursuant to paragraph (a)(2) of Rule 485.
               ------------------------

If appropriate, check the following box

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            [ALPHA HEDGED STRATEGIES
                                   FUND LOGO]


                             [BETA HEDGED STRATEGIES
                                   FUND LOGO]



PROSPECTUS                         INVESTMENT ADVISOR

CLASS C SHARES                     ALTERNATIVE INVESTMENT
PARTNERS, LLC
                                   The mutual fund
                                   advisor dedicated exclusively to
July 11, 2006                      alternative
                                   investment strategies(SM)


                                   PORTFOLIO RESEARCH
                                   CONSULTANT
                                   TRUST ADVISORS LLC
                                   Style Management and
                                   Portfolio Analytics


Web                www.aipfunds.com
TICKER SYMBOL                 APHCX
TICKER SYMBOL                 BETCX
Call                 1.877.LOW.BETA


             These securities have not been approved or disapproved
             by the Securities and Exchange Commission or any state
                securities commission nor has the Securities and
             Exchange Commission or any state securities commission
                  passed upon the accuracy or adequacy of this
               prospectus. Any representation to the contrary is a
                                criminal offense.

                          THE HEDGE FUND ALTERNATIVE(SM)

                          ALPHA HEDGED STRATEGIES FUND
                           BETA HEDGED STRATEGIES FUND

         AIP Alternative Strategies Funds currently offers two funds to investors -- Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund. Each Fund's investment objective is to achieve consistent absolute returns with low and moderate correlation to traditional financial market indices, respectively. As with any mutual fund, there can be no guarantee that the investment objective of either Fund will be achieved.

         This prospectus has information you should know before investing. Please read it carefully and keep it with your investment records.

         INVESTMENT ADVISOR

         Alternative Investment Partners, LLC

         PORTFOLIO RESEARCH CONSULTANT

         Trust Advisors LLC

         INVESTMENT SUB-ADVISORS TO UNDERLYING FUNDS

         Apis Capital Advisers, LLC

         Alpha Equity Management, LLC

         CapitalWorks Investment Partners, LLC

         Gabelli Asset Management Company

         G2 Capital Management, LLC

         Quattro Global Capital, LLC

         Schultze Asset Management, LLC

         Seagate Global Advisors, LLC

         Smith Breeden Associates, Inc.

         Twin Capital Management, Inc.

         Weiss, Peck & Greer Investments

         Zacks Investment Management, Inc

         The Trust has obtained an exemptive order from the Securities and Exchange Commission that permits the Advisor, subject to approval by the Trust's Board of Trustees, to change sub-advisors engaged by the Advisor to conduct the investment programs of each Fund without shareholder approval.

                                TABLE OF CONTENTS

 RISK/RETURN SUMMARY.......................................................... 1

 PERFORMANCE.................................................................. 6

 FEES AND EXPENSES............................................................ 8

 IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES AND
 INTEREST ON FUND BORROWING................................................... 9

 INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, POLICIES
 AND PRINCIPAL RISKS..........................................................10

 FUND OF FUNDS STRUCTURE......................................................16

 MASTER/FEEDER FUND STRUCTURE.................................................16

 PORTFOLIO HOLDINGS INFORMATION...............................................16

 INVESTMENT ADVISOR...........................................................16

 PORTFOLIO RESEARCH CONSULTANT................................................19

 INVESTMENT SUB-ADVISORS......................................................19

 PORTFOLIO MANAGERS...........................................................22

 NET ASSET VALUE..............................................................23

 HOW TO PURCHASE SHARES.......................................................23

 REDEMPTIONS..................................................................28

 TOOLS TO COMBAT FREQUENT TRANSACTIONS........................................31

 TAX STATUS, DIVIDENDS AND DISTRIBUTIONS......................................33

 FINANCIALS HIGHLIGHTS........................................................34




SEE THE FUNDS' NOTICE OF ITS PRIVACY POLICY ON THE LAST PAGE OF THIS PROSPECTUS.

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Alpha Hedged Strategies Fund ("Alpha") seeks to achieve consistent absolute returns with low correlation to traditional financial market indices. The Beta Hedged Strategies Fund ("Beta") seeks to achieve consistent absolute returns with moderate correlation to traditional financial market indices. The Funds use the S&P 500 and the Lehman Brothers Aggregate Bond Index as their benchmarks.

PRINCIPAL INVESTMENT STRATEGY

As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds ("Underlying Funds"). Although Alpha and Beta may invest in some of the same Underlying Funds, the allocation to those Underlying Funds will vary in accordance with each Fund's investment objective. Because each Fund invests its assets in fewer than twelve Underlying Funds, the Funds are classified as non-diversified. A non-diversified investment company may invest in the securities of fewer issuers than diversified portfolio funds at any one time; as a result, the gains or losses of a single security may have a greater impact on each Fund's share price. However, through its investments in multiple Underlying Funds, each Fund is expected to indirectly own a diversified portfolio. Each Fund's strategy to achieve its objective is to invest, indirectly through its investment in the Underlying Funds, at least 80% of its assets in publicly traded securities that afford strategic and tactical opportunities to employ absolute return strategies.

Other than assets temporarily invested for defensive purposes as set forth below, each Fund's assets will be invested in the Underlying Funds and not in equity, debt or derivative securities directly. The investment policies and restrictions with regard to investments and the associated risks set forth below and throughout this prospectus are those of the Underlying Funds and are applicable to the Funds as a result of each Fund's investment in the Underlying Funds. Each Fund's performance and ability to achieve its objective relies on that of the Underlying Funds in which it invests.

The Funds have no policy with respect to the capitalization of issuers in which they may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). These securities may include common and preferred stock, and other debt instruments including convertible debt, options and futures, as well as privately negotiated options. The Funds are not limited by maturity or credit quality when investing in debt instruments.

The Funds will provide shareholders with 60 days notice before changing their 80% investment policy, which policy may be changed without shareholder vote. The Funds may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions. The Funds may invest in foreign securities, depository receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. In connection with certain hedged strategies pursued by the Underlying Funds, their investments may be in foreign securities. The Funds may invest a substantial portion of their assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as well as other restricted securities. While the Funds may invest a substantial portion of their assets in restricted securities, they may not invest more than 15% of their assets in illiquid securities. The Underlying Funds may also invest up to 25% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds ("ETFs").

ABSOLUTE RETURN STRATEGIES: Alternative Investment Partners, LLC (the "Advisor") seeks to utilize multiple affiliated underlying funds ("Underlying Funds"), rather than a single portfolio, that employ various absolute return strategies whose performance is not correlated with major financial market indices. Each Underlying Fund will be an affiliated registered investment company that is not publicly offered. The Advisor believes that the use of such Underlying Funds may mitigate losses in generally declining markets because the Funds will be invested in multiple Underlying Funds each managed by one or more sub-advisors utilizing non-correlated strategies. However, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated. The major absolute return strategies to be employed include:

-        Event Driven Strategies

-        Relative Value/Arbitrage Strategies

-        Distressed Securities Strategies

-        Market Neutral Equity Strategies

-        Long/Short Equity Strategies

-        Long-Only Equity Strategies

-        Short Oriented and Short-Only Equity Strategies

-        Market or Sector Timing/Trading Strategies

-        Fixed Income and High Yield Investment Strategies

-        Privately Negotiated Options Strategies

To achieve its objective, the Advisor will utilize affiliated Underlying Funds managed by the Advisor and sub-advised by multiple sub-advisors (the "Sub-Advisors") with expertise in various types of absolute return investment strategies. For purposes of complying with their investment restrictions, the Funds will look through to the holdings of the Underlying Funds. The Sub-Advisors may use a variety of investment techniques to hedge the Funds against various risks or other factors that generally affect the values of portfolio securities as well as for non-hedging purposes. These techniques may involve the use of derivative transactions, and may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. These techniques may include simultaneously taking long and short positions on similar stock securities for which there exists an attractive spread to their relative valuations. This may involve having a long position on a stock and a short position on a stock. The net effect of such transactions is to remove general market risk from the portfolio, as the long and short nature of offsetting positions tends to cancel out the effect of general market movements on the securities. In an instance where a position is entered into that is long only or short only, such positions are taken for non-hedging purposes. Certain of these special investment techniques are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

In order to facilitate the efficient supervision and management of the Sub-Advisors by the Advisor and the Trustees, the Trust and the Advisor applied for, and the SEC approved, an exemptive order, which is also applicable to the Underlying Funds in the Underlying Funds Trust, that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new Sub-Advisors, change the terms of particular agreements with Sub-Advisors or continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 60 days of employing a new Sub-Advisor, shareholders will receive notification of the change.

The Advisor, in conjunction with, its affiliate, Trust Advisors LLC, an investment advisor registered with the Securities and Exchange Commission (the "Research Consultant"), selects the Sub-Advisors for the Underlying Funds and allocates the assets of each Fund among its respective Underlying Funds. The Advisor reviews a wide range of factors in evaluating each Sub-Advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisors, assets under management and number of clients.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, investing in the Funds entails risks, to varying degrees, which could cause the Funds and you to lose money. The principal risks of investing in the Funds are as follows:

- AGGRESSIVE INVESTMENT RISKS: The Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies. The absolute return strategies employed by the Funds generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

- ARBITRAGE TRADING RISKS: The principal risk associated with the Funds' arbitrage investment strategies is that the underlying relationships between securities in which the Funds take investment positions may change in an adverse manner, in which case the Funds may realize losses.

- SHORT SALE/PUT AND CALL OPTIONS RISKS: The Funds may engage in various hedging practices, which entail substantial risks. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. If an acquisition is called off or otherwise not completed, each Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when a Fund desires.

- DERIVATIVE SECURITIES RISKS: The Funds may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Funds. The Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

- DISTRESSED SECURITIES RISKS: Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long. Some relative value trades are possible, selling short one class of a distressed company's capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the fund's claims.

- OPTIONS AND FUTURES RISKS: The Funds may invest in options and futures contracts. The Funds also may invest in so-called "synthetic options" or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over the counter market. When options are purchased over the counter, the Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Funds may have difficulty closing out its position. To read about additional information concerning this particular risk, please see "Options and Futures Risks" in "Additional Investment Risks" below.

- PRIVATELY NEGOTIATED OPTIONS RISKS: The Funds intend to invest in privately negotiated options. Each privately negotiated option will be based on an asset or a basket of securities selected by each Fund. The counterparty to each privately negotiated option will typically be a financial institution (or an affiliate of a financial institution) that is experienced in the field of alternative investments. Upon expiration or termination of a privately negotiated option, each Fund will be entitled to a cash payment from the counterparty if the value of the asset or basket at that time is favorable to each Fund in comparison to the exercise price for the privately negotiated option. As with more traditional options, privately negotiated options will allow for the use of economic leverage. Although each Fund will not be exposed to risk of loss in excess of its payment for a privately negotiated option, each Fund may incur losses that are magnified by the use of leverage and the payment of fees to the counterparty. Each Fund will also be exposed to the risk that the counterparty is unable to pay the settlement price upon the termination or expiration of a privately negotiated option.

- SMALLER CAPITALIZATION RISKS: The Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements then larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

- CREDIT RISK: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

- INTEREST RATE RISK: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

- SWAP AGREEMENT RISKS: The Funds may enter into equity, interest rate, index and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

- INVESTMENTS IN FOREIGN SECURITIES RISKS: The Funds may invest in foreign securities and depository receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies, and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

- NON-DIVERSIFICATION RISK: A Fund that is a non-diversified investment company means that more of a Fund's assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of a Fund's shares more susceptible to certain risk than shares of a diversified investment company. As a non-diversified fund, the Fund has greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

                                   PERFORMANCE

ALPHA HEDGED STRATEGIES FUND

The following performance information indicates some of the risks of investing in the Fund. The bar chart below illustrates how the Fund's total return has varied from year to year. The table below illustrates the Fund's average annual return over time compared with a domestic broad-based market index, as well as an index that measures a number of global markets. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The information provided in the chart is for no load shares and does not reflect sales charges, which reduce return.

2003                        2004                          2005
----                        -----                         ----
3.21%                       17.23%                        2.80%

CALENDAR YEAR TOTAL RETURNS*
AS OF DECEMBER 31, 2005

*Year-to-date return as of the quarter ended 3/31/06 was 6.59%

                    Date                      Return
                    ----                      ------
Best Quarter        December 31, 2004           6.76%
Worst Quarter       June 30, 2003              -1.00%

AVERAGE ANNUAL TOTAL RETURNS

YEAR ENDED DECEMBER 31, 2005

Information in the table below is for no load shares. Because the C Class shares have less than one calendar year of operating history, there is not performance information available at this time. Please note that no load shares are not offered in this prospectus however would have substantially similar returns.

                                                              Since Inception
                                  One Year    Three Year    (September 23, 2002)
                                  --------    ----------    --------------------
ALPHA HEDGED STRATEGIES FUND
     Return Before Taxes            2.80%        7.54%             6.20%
     Return After Taxes on          2.75%        7.52%             6.19%
Distributions(1)
     Return After Taxes on          1.89%        6.48%             5.33%
Distributions and Sale of Fund
Shares(1)
S & P 500 INDEX                     4.89%       14.38%            14.68%
90-DAY T-BILL                       3.27%        1.88%             1.83%
HFRI CONSERVATIVE FUND OF FUNDS
INDEX                               4.86%        6.54%             6.73%

(1) After - tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The "Return
                                       6

After Taxes on Distributions and Sale of Fund Shares" is higher than other after-tax return figures due to the tax benefit of losses to the Fund investor.

BETA HEDGED STRATEGIES FUND

Because the Fund has less than one calendar year of operating history, there is no performance information available at this time.

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                                   CLASS C
                                                                                   -------
SHAREHOLDER FEES(1) (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price) .......................................      None
Maximum Deferred Sales Charge (Load)
    (as a percentage of offering price) .......................................      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
    and Other Distributions ...................................................      None
Redemption Fee(2) (as a percentage of amount redeemed) ........................      2.00%
Exchange Fee ..................................................................      None
Maximum Account Fee(3) ........................................................      None

ANNUAL FUND OPERATING EXPENSES(4) (expenses that are deducted from Fund assets)
Management Fees ...............................................................      None
Distribution (12b-1) Fees .....................................................      1.00%
Other Expenses
    Shareholder Servicing Fee .................................................      None
    Remaining Other Expenses(5) ...............................................      0.74%

Total Operating Expenses(6) ...................................................      1.74%
Annualized Indirect Expense Ratio(5)(6) .......................................      3.97%

NOTES TO FEE TABLE

(1) You will may also be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' Transfer Agent.

(2) You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 90 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Funds to help defray the expense to the Funds of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Please see the Redemptions section of this prospectus for a list of the types of accounts and conditions under which this fee will not be assessed.

(3) IRA accounts will be charged a $15.00 annual maintenance fee.

(4) To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the Underlying Funds are expected to vary among the various Underlying Funds.

(5) Other Expenses include, but are not limited to, administration, fund accounting, custody and transfer agency fees. However, Other Expenses do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. Please see the Investment Advisor section of this Prospectus for a more complete list of these types of expenses. Some of these expenses are experienced directly by the Funds, and some are experienced indirectly as a result of the Funds' investment in affiliated Underlying Funds.

(6) Excluding dividends on short positions and interest expense, the Total Operating Expenses of each Fund and its pro-rata share of expenses paid by the Underlying Funds would be 3.99%. Interest expense or dividends paid out on short positions taken by each Fund may vary from year to year. As the Underlying Funds have no history of dividend expense, interest expense and earnings credit at the outset of each Fund, these expenses are estimated at .97% based on the Fund's most recent fiscal year. Including interest expense and dividends on short positions, each Fund's Total Expenses would be 4.96%. While each Fund's Total Expenses include dividends paid out on short positions, it does not take into account the interest credit that each Fund earns on cash proceeds of those short sales, which serve as collateral for short positions, which is estimated to be 1.23% on an annualized basis.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS   10 YEARS
CLASS C Fund Total Operating Expenses,
and pro-rata share of Underlying Funds
expenses, including interest expense       $496       $992      $2,482     $4,970
and dividends on short positions

          IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES AND
                           INTEREST ON FUND BORROWING

The Funds, through their investment in affiliated Underlying Funds, use modest leverage and short-selling techniques in pursuing their strategies. Total Fund Operating Expenses include expenses paid by the Funds to vendors and their pro-rata share of such expenses paid by the Underlying Funds, but exclude expenses related to the ongoing management of each Fund's portfolio, such as brokerage commissions, dividends paid out on short positions, and interest on borrowing for leverage purposes. Dividends paid out on short positions, and interest on borrowing for leverage purposes, are not fees charged to shareholders by the Funds or any Fund service provider, but are similar to transaction charges, such as brokerage commission, as they are an ongoing process in the management of each Fund's portfolio. Also, the short dividends expense is typically offset, in its entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. The actual experience of these expenses and income by the Funds may vary dramatically from year-to-year along with prevailing short-term interest rates, and portfolio composition. As the Underlying Funds have no history of dividend expense, interest expense and earnings credit at the outset of the Funds, an estimate of what the Funds could expect to experience based on Alpha Hedged Strategies Fund's most recent fiscal year. Total Fund Operating Expenses (excluding these expense and income items), including the Funds pro-rata share of expenses paid by the Underlying Funds, would be 3.99%.

         INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, POLICIES
                               AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The Alpha Hedged Strategies Fund seeks to achieve consistent absolute returns with low correlation to traditional financial market indices. The Beta Hedged Strategies Fund seeks to achieve consistent absolute returns with moderate correlation to traditional financial market indices. Each Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

To achieve its investment objective, each Fund, under normal market conditions, will invest at least 80% of its total assets in securities that afford strategic and tactical opportunities to employ relative value and arbitrage-trading strategies in a variety of publicly traded securities. The securities held by each Fund may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies. Each Fund seeks to achieve its objective by allocating its assets among a professionally selected group of Underlying Funds that employ a variety of investment techniques and strategies. By allocating its assets among a number of Underlying Funds, each Fund seeks to achieve its investment objective with less risk and lower volatility than if each Fund utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

As a fund of funds, each Fund achieves its investment objective by investing in other affiliated mutual funds. Because each Fund holds fewer than twelve Underlying Funds, it is classified as non-diversified. However, through its investments in Underlying Funds, each Fund indirectly owns a diversified portfolio.

The Advisor seeks to utilize Underlying Funds that employ various absolute return strategies whose performance is not correlated with major financial market indices. Although the Advisor believes that the use of different trading strategies and securities provides greater diversification that may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlation to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated. The major absolute return strategies to be employed include:

-        Event Driven Strategies

-        Relative Value/Arbitrage Strategies

-        Distressed Securities Strategies

-        Market Neutral Equity Strategies

-        Long/Short Equity Strategies

-        Long-only Equity Strategies

-        Short Oriented and Short Only Equity Strategies

-        Market or Sector Timing/Trading Strategies

-        Fixed Income and High Yield Investment Strategies

-        Privately Negotiated Options Strategies

The Advisor, in conjunction with the Research Consultant selects Sub-Advisors for the Underlying Funds and allocates the assets of each Fund among its respective Sub-Advisors. The Advisor reviews a wide range of factors in evaluating each Sub-Advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisors, assets under management and number of clients. As part of its due diligence process, the Advisor utilizes the services of the Research Consultant to conduct a comprehensive review of each Sub-Advisor, its investment process and organization. The Advisor and/or Research Consultant conducts interviews of each Sub-Advisor's personnel as well as interviews with third party references and industry sources.

Under normal circumstances the Advisor generally expects to allocate the assets of each Fund among at least three or four Underlying Funds at any given time.

The Advisor regularly evaluates each Sub-Advisor to determine whether its investment program is consistent with the investment objective of each Fund and whether its investment performance is satisfactory. The Advisor may, subject to the approval of the Board of Trustees, change Sub-Advisors engaged by the Advisor to conduct the investment programs of the Funds without shareholder approval.

INVESTMENT STRATEGIES

- EVENT DRIVEN STRATEGIES: The Funds will employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations.

- RELATIVE VALUE/ARBITRAGE STRATEGIES: The Funds will employ strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities. This may include:

         - PAIRS TRADING -- long and short positions in securities of different companies in the same industry.

         - CONVERTIBLE BOND ARBITRAGE -- hedged investing in the convertible bond securities of a company. A typical position would be long the convertible bond and short the common stock of the same company.

         - FIXED INCOME OR INTEREST RATE ARBITRAGE -- includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage.

         - MERGER ARBITRAGE -- long and short positions in securities involved in an announced merger deal.

- DISTRESSED SECURITIES STRATEGIES: The Funds will employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize.

- MARKET NEUTRAL EQUITY STRATEGIES: The Funds will employ strategies designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures.

- LONG/SHORT EQUITY STRATEGIES: The Funds will utilize strategies that employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

- LONG-ONLY EQUITY STRATEGIES: The Funds will employ strategies designed to capitalize on the expertise of certain Sub-Advisors that historically concentrate in the identification of candidates for short selling. Such strategies would likely be employed to hedge or offset long-only equity strategies of similar size in assets and volatility.

- MARKET OR SECTOR TIMING/TRADING STRATEGIES: The Funds will employ strategies designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

- FIXED INCOME AND HIGH YIELD INVESTMENT STRATEGIES: The Funds will employ strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Funds may invest in debt securities that fall below investment grade debt -- commonly "junk bonds." Additionally, the Funds may invest in mortgage-backed and other fixed income securities of higher credit quality, and derivative securities of traditional fixed income instruments.

- PRIVATELY NEGOTIATED OPTIONS STRATEGIES: The Funds will invest in privately negotiated options that are based on an asset or a basket of securities. Privately negotiated options will allow the Funds to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket. Privately negotiated options will allow for economic leverage without incurring risk beyond the premium paid for the option.

OTHER INVESTMENT STRATEGIES

The Funds also have the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; and (b) investing in warrants.

ADDITIONAL INVESTMENT RISKS

In addition to the Principal Risks of the Funds listed above in the Risk/ Return Summary, investing in the Funds may involve the following additional risks:

- OPTIONS AND FUTURES RISKS: The Funds may invest in options and futures contracts. The Funds also may invest in so-called "synthetic options" or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over the counter market. When options are purchased over the counter, the Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Funds may have difficulty closing out their positions.

         The Funds may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame. A covered call option is a call option with respect to an underlying security that the Funds own. A covered put option is a put option with respect to which the Funds have segregated cash or liquid securities to fulfill the obligation by the option. The purchaser of a put or call option runs the risk of losing his entire investment, paid as the premium, in a relatively short period of time if the option is not "covered" at a gain or cannot be exercised at a gain prior to expiration. The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease.

         The Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the U.S. foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. foreign markets however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and that an investor may look only to the broker or counter-party for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission. The Funds may not be able to invest in certain foreign futures and option contracts that have not been approved for sale by U.S. persons.

         No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

         The Funds may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates the Funds to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, such as the Standard & Poor's 500 Composite Stock Price Index, NASDAQ High Technology Index, or similar foreign indices. An interest rate futures contract obligates the Funds to purchase or sell an amount of a specific debt security at a future date at a specified price. A currency futures contract obligates the Funds to purchase or sell an amount of a specific currency at a future date at a future price.

- SECURITIES LENDING: The Funds may lend securities from the portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

- WARRANTS RISKS: The Funds may invest in warrants, which are derivative instruments that permit, but do not obligate, the holder to purchase other securities. Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

- REVERSE REPURCHASE AGREEMENT RISKS: The Funds may invest in reverse repurchase agreements, which involve a sale of a security to a bank or securities dealer and each Fund's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Funds. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of the Funds.

- BORROWING RISKS: Because the Funds may borrow money from banks or other financial institutions to purchase securities, commonly referred to as "leveraging," each Fund's exposure to fluctuations in the prices of these securities is increased in relation to each Fund's capital. Each Fund's borrowing activities will exaggerate any increase or decrease in the net asset value of each Fund. In addition, the interest which each Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of each Fund compared with what it would have been without borrowing.

- HIGH PORTFOLIO TURNOVER RATE RISK: Each Fund's investment strategy may result in high turnover rates. This may increase each Fund's short-term capital appreciation and increase brokerage commission costs. To the extent that each Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of each Fund could be negatively impacted by the increased expenses incurred by each Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

- INITIAL PUBLIC OFFERINGS RISKS: The Funds may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Funds to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

- RESTRICTED SECURITIES RISKS: The Funds may invest without limit in securities that are subject to restrictions on resale, such as Rule 144A securities. Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Funds under Rule 144A under the Securities Act of 1933. Under the supervision of the Board of Trustees, the Funds will determine whether securities purchased under Rule 144A are illiquid. The Funds are restricted to investing no more than 15% of its total assets in securities that are illiquid; that is, not readily marketable. If it is determined that qualified institutional buyers are unwilling to purchase these securities, the percent of each Fund's assets invested in illiquid securities would increase.

- SHARES OF OTHER INVESTMENT COMPANIES: The Funds may invest in or sell short shares of other investment companies, including exchange traded funds (ETF's) as a means to pursue their investment objectives. As a result of this policy, your cost of investing in the Funds will generally be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the underlying funds in addition to each Fund's direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

The Advisor continuously monitors the investment positions owned by each Fund to ensure compliance with each Fund's investment objective and the investment restrictions detailed in the

Prospectus and Statement of Additional Information ("SAI"). The Advisor generally expects each Fund's assets to be invested across various industries.

                             FUND OF FUNDS STRUCTURE

Each Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in a number of Underlying Funds. Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style. The Advisor may select from several affiliated mutual funds based upon changing markets and risk/return characteristics. In addition to its own expenses, each Fund bears a pro rata portion of the expenses of the Underlying Funds in which it invests. The expenses in the Underlying Funds will include management, administrative and operational expenses, as well as those expenses related to the ongoing management of the Underlying Fund's portfolio, such as brokerage commissions, dividends paid out on short positions and interest on borrowing for leverage purposes.



                          MASTER/FEEDER FUND STRUCTURE

In lieu of investing directly in Underlying Funds, each Fund is authorized to seek to achieve its investment objective by converting to a Master/Feeder Fund Structure pursuant to which each Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as such Fund. This Master investment company, would then allocate its assets among the affiliated Underlying Funds. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately thus achieving certain economies of scale. The SAI contains more information about the Funds, the Master/Feeder Fund Structure and the types of securities in which the Funds may invest. The Funds are not currently operating in this structure.

                         PORTFOLIO HOLDINGS INFORMATION

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information. Currently, disclosure of each Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. A complete list of each Fund's portfolio holdings as of each calendar quarter-end is available on the Funds' website at www.aipfunds.com within 60 days after the calendar quarter-end. The calendar quarter-end portfolio holding for the Funds will remain posted on the website until updated with required regulatory filings with the SEC. The Annual and Semi-Annual Reports will be available by contacting AIP c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701 or calling 1-877-Low-Beta (1-877-569-2382).

                               INVESTMENT ADVISOR

Alternative Investment Partners, LLC, 701 Westchester Avenue, Suite 312-W, White Plains, New York 10604, a registered investment advisor, is the Funds' investment advisor (the "Advisor"). The Advisor is owned jointly by Asset Alliance Corporation, ("Asset Alliance"), a Delaware corporation that specializes in alternative investment management - specifically hedge funds and hedge fund products, and Mr. Lee Schultheis, one of the initial founders of the Advisor. As of March 31, 2006, Asset Alliance and its affiliated managers managed approximately $3.3 billion through various alternative investment products. On March 27, 2006, the Board of Trustees approved the amended Advisory Agreement (as defined herein).

Subject to the authority of the Trust's Board of Trustees, the Advisor is responsible for the overall management of the Funds' business affairs. The Advisor invests the assets of the Funds, either directly or by using Sub-Advisors, according to each Fund's investment objective, policies and restrictions. Development of each Fund's portfolio investment strategies and allocations to Sub-Advisors is done on a Team Management basis in conjunction with the Research Consultant. The Advisor furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Funds.

Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), the Funds do not pay the Advisor an annual advisory fee, but rather each Underlying Fund pays a fee of 2.50% of such Underlying Fund's average daily net assets, pursuant to the Underlying Fund Trust Advisory Agreement. The fees the Underlying Funds pay the Advisor are higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with an absolute return target objective. A discussion of the factors that the Board of Trustees considered in approving the Funds' Advisory Agreement in place, regarding Alpha is available in the Annual Report dated July 31, 2005. A discussion of the factors that the Board of Trustees considered in approving the Funds' Advisory Agreement in place, regarding Alpha and Beta will be available in the Annual Report dated July 31, 2006.

The Advisor has also entered into an Operating Services Agreement, as amended (the "Services Agreement") with the Funds to provide virtually all day-to-day services to the Funds. Each Fund pays the Advisor an annual operating services fee of 0.74% of such Fund's average daily net assets. Additionally, the Underlying Funds have entered into a similar Operating Services Agreement, under which, each Underlying Fund pays the Advisor 0.50% of such Fund's average daily net assets. The combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on each Fund's ordinary annual operating expenses at 0.74% of the average daily net assets of each Fund, excluding brokerage commissions and portfolio trading transfer tax, interest on Funds borrowing, dividends paid on short sales, taxes, litigation and other extraordinary expenses. On March 27, 2006, the Board of Trustees approved the Services Agreement.

Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, the Advisor will provide, or arrange to provide, essentially all day-to-day operational services to the Funds. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Funds as well as related bookkeeping expenses.

Alternative Investment Partners, LLC is Advisor to the Funds, as well as the Underlying Funds. The following Underlying Funds may be utilized by each Fund:

CONVERTIBLE BOND ARBITRAGE -1

This strategy is designed to take advantage of perceived discrepancies in the market prices of certain securities. This strategy typically utilizes long and short positions in the convertible bond and common stock of the same company, respectively.

FIXED INCOME ARBITRAGE - 1

This strategy is designed to take advantage of perceived discrepancies in the market prices of certain securities. This strategy typically utilizes long and short positions in various fixed income and derivative securities.




MERGER ARBITRAGE - 1

This strategy is designed to invest in announced merger and acquisition transactions, and a significant allocation to companies that trade at a significant discount to their intrinsic or private market value that may be attractive acquisition targets.



LONG/SHORT EQUITY - EARNINGS REVISION - 1

This strategy employs long and short trading in common stock, preferred stock and convertible securities of U.S. and foreign issuers. This strategy focuses on the revisions of earnings estimates on the companies in which it takes long and short positions.

LONG/SHORT EQUITY - MOMENTUM - 1

This strategy employs long and short trading in common stock, preferred stock and convertible securities of U.S. and foreign issuers. This strategy focuses on the relative near-term price performance of the companies in which it takes long and short positions.

LONG/SHORT EQUITY - DEEP DISCOUNT VALUE - 1

This strategy employs long and short trading in common stock, preferred stock and convertible securities of U.S. and foreign issuers. This strategy is typically constructed in a marginally net long position, in an attempt to yield a moderate beta (a measure of volatility and correlation to the general equity markets) and also seeks to dampen the effects of industry, sector, market capitalization and other potential bias exposures, where possible. This strategy focuses on the fundamental valuations relative to current market price of the companies in which it takes long and short positions.

LONG/SHORT EQUITY - INTERNATIONAL - 1

This strategy is designed to capture some of the inefficiencies in market pricing of equity securities of corporations domiciled outside the U.S., emphasizing securities traded in the U.S., especially American Depository Receipts. It is not designed to take significant net exposures to any particular country, region or currency. This strategy attempts to have its long positions outperform its short positions, whether the market is rising or falling, to obtain its return.

LONG/SHORT EQUITY - GLOBAL - 1

This strategy is designed to emphasize recognizing and capitalizing on emerging trends and stock specific opportunities in the international market. It is not designed to take significant net exposures to any particular country, region or currency.

LONG/SHORT EQUITY - REIT - 1

This strategy is designed to capture some of the inefficiencies in market pricing of U.S. commercial real estate, but to do so through publicly traded securities. This strategy attempts to have its long positions outperform its short positions, whether the market is rising or falling, to obtain its return.

DISTRESSED SECURITIES & SPECIAL SITUATIONS - 1

This strategy is designed to invest long and short in the debt, equity or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize. The strategy may also invest in special situations where a corporate event such as a merger, spin-off or other significant action is announced or anticipated.



GLOBAL HEDGED INCOME - 1

This strategy employs trading in global securities and financial instruments, with an emphasis on sovereign fixed income securities. This strategy attempts to add value through country selection, market selection, asset allocation, portfolio structure, security selection, duration management and arbitrage.

                          PORTFOLIO RESEARCH CONSULTANT

The Advisor is responsible for selecting the Research Consultant to the Fund. Trust Advisors LLC, an investment advisor registered with the Securities and Exchange Commission, located at 501 Kings Highway East, Suite 304, Fairfield, Connecticut 06825, will provide the Advisor with background information and other such research on Sub-Advisors and prospective Sub-Advisors. The Advisor utilizes the services of the Research Consultant to conduct a comprehensive review of each Sub-Advisor, its investment process and organization. The Research Consultant provides the Advisor with research on a wide range of factors on each Sub-Advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisors and assets under management and number of clients. The Advisor and/or Research Consultant will conduct interviews of each Sub-Advisors' personnel as well as interviews with third party references and industry sources. The Advisor will allocate the assets of each Fund to each Underlying Fund based on the research conducted by the Research Consultant. The fees payable with respect to the services provided by the Research Consultant are paid by the Advisor directly from fees received pursuant to the Advisory Agreement, and are a monthly fee of 0.25% (on an annualized basis) of the average daily net assets of each Fund. The Advisor and the Research Consultant are affiliated entities. On March 27, 2006, the Board of Trustees approved continuation of the amended Research Consultant Agreement.

                             INVESTMENT SUB-ADVISORS

The Advisor is responsible for selecting the Sub-Advisors to manage each Fund's Underlying Funds. The Sub-Advisors will be engaged to manage the investments of the Underlying Funds in accordance with each Fund's investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board of Trustees. Each Sub-Advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the purchase, retention and sale of securities in each Fund's investment portfolio under its management. In order to facilitate the efficient supervision and management of the Sub-Advisors by the Advisor and the Trustees, the Trust and the Advisor applied for, and the SEC approved, an exemptive order that permits the Advisor, subject to certain conditions and approval by the Board of Trustees but without shareholder approval, to hire new Sub-Advisors, change the terms of particular agreements with Sub-Advisors or continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 60 days of retaining a new Sub-advisor, shareholders will receive notification of the change.

Each of the Sub-Advisors listed below rely upon respective advisory groups for the day-to-day management of the portion of each Fund's portfolio that they manage. The Advisor will pay the Sub-Advisors monthly an annual fee of the net assets of each Fund allocated to that Sub-Advisor by the Advisor which the Advisor will pay out of the 2.50% Advisory fee paid pursuant to the Advisory Agreement. The Funds are not responsible for the payment of this Sub-Advisory fee.

ALPHA EQUITY MANAGEMENT LLC

The Advisor has entered into a sub-advisory agreement with Alpha Equity Management LLC ("Alpha Equity"), to manage a portion of the Funds' assets. Alpha Equity is located at Alpha Equity Management LLC, 19A Ensign Drive, Avon, Connecticut 06001, and is a registered investment advisor. Alpha Equity provides investment advice and portfolio management services to individually managed accounts for high net worth and institutional investors. As of March 31, 2006, Alpha Equity managed approximately $90 million in assets.

APIS CAPITAL ADVISERS, LLC

The Advisor has entered into a sub-advisory agreement with Apis Capital Advisers, LLC ("Apis"), to manage a portion of the Funds' assets. Apis is located at Apis Capital Advisers, LLC, 1445 East Putnam Avenue, Old Greenwich, Connecticut 06870, and is a registered investment advisor. Apis provides investment advice and portfolio management services to individually managed accounts for high net worth investors. As of March 31, 2006, Apis managed approximately $124 million in assets.

CAPITALWORKS INVESTMENT PARTNERS, LLC

The Advisor has entered into a sub-advisory agreement with CapitalWorks Investment Partners, LLC ("CapitalWorks"), to manage a portion of the Funds' assets. CapitalWorks is located at 402 West Broadway, 25th Floor, San Diego, California 92101, and is a registered investment advisor. CapitalWorks provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, and charitable organizations. As of March 31, 2006, CapitalWorks managed approximately $758 million in assets.

GABELLI ASSET MANAGEMENT COMPANY

The Advisor has entered into a sub-advisory agreement with Gabelli Asset Management Company ("Gabelli"), to manage a portion of the Funds' assets. Gabelli is located at Gabelli Asset Management Company, One Corporate Center, Rye, New York 10580, and is a registered investment advisor, Gabelli provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of March 31, 2006, Gabelli and its affiliates managed approximately $27 billion in assets.

G2 CAPITAL MANAGEMENT, LLC

The Advisor has entered into a sub-advisory agreement with G2 Capital Management, LLC ("G2"), to manage a portion of the Funds' assets. G2 is located at G2 Capital Management, LLC, 7777 Girard Avenue, Suite 200, La Jolla, California 92037, and is a registered investment advisor. G2 provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, family offices, and institutional fund of funds. As of March 31, 2006, G2 managed approximately $22 million in assets.

QUATTRO GLOBAL CAPITAL, LLC

The Advisor has entered into a sub-advisory agreement with Quattro Global Capital, LLC ("Quattro"), to manage a portion of the Funds' assets. Quattro is located at 546 Fifth Avenue, 19th Floor, New York, New York 10036, and is a registered investment advisor. Quattro provides investment advice and portfolio management services to individually managed accounts for high net worth individual and institutional investors. As of March 31, 2006, Quattro managed approximately $1 billion in assets.

SCHULTZE ASSET MANAGEMENT, LLC

The Advisor has entered into a sub-advisory agreement with Schultze Asset Management, LLC ("Schultze"), to manage a portion of the Funds' assets. Schultze is located at 3000 Westchester Avenue, Purchase, New York 10577, and is a registered investment advisor. Schultze provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, and charitable organizations. As of March 31, 2006, Schultze managed approximately $406 million in assets.

SEAGATE GLOBAL ADVISORS, LLC

The Advisor has entered into a sub-advisory agreement with Seagate Global Advisors, LLC ("Seagate"), to manage a portion of the Funds' assets. Seagate is located at 119 W. Torrance Boulevard, Suite 2, Redondo Beach, California 90277, and is a registered investment advisor. Seagate provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, family offices and institutional investors. As of March 31, 2006, Seagate managed approximately $112 million in assets.



SMITH BREEDEN ASSOCIATES, INC.

The Advisor has entered into a sub-advisory agreement with Smith Breeden Associates, Inc. ("Smith Breeden"), to manage a portion of the Funds' assets. Smith Breeden is located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, and is a registered investment advisor. Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, charitable organizations, other corporate entities, state and municipal governments, and other endowments and foundations. As of March 31, 2006, Smith Breeden managed approximately $28 billion in assets.

TWIN CAPITAL MANAGEMENT, INC.

The Advisor has entered into a sub-advisory agreement with Twin Capital Management, Inc. ("Twin Capital"), to manage a portion of the Funds' assets. Twin Capital is located at 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317, and is a registered investment advisor. Twin Capital provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of March 31, 2006, Twin Capital managed approximately $496 million in assets.

WEISS, PECK & GREER INVESTMENTS

The Advisor has entered into a sub-advisory agreement with Weiss, Peck & Greer Investments ("WPG"), to manage a portion of the Funds' assets. WPG is located at 909 Third Avenue, 32nd Floor, New York, New York 10022, and is a registered investment advisor. WPG provides investment advice and portfolio management services to individually managed accounts for high net worth individual and institutional investors. As of March 31, 2006, WPG managed approximately $14 billion in assets.

ZACKS INVESTMENT MANAGEMENT, INC.

The Advisor has entered into a sub-advisory agreement with Zacks Investment Management, Inc. ("Zacks"), to manage a portion of the Funds' assets. Zacks is located at 155 North Wacker Drive, Suite 250, Chicago, Illinois 60606, and is a registered investment advisor. Zacks provides investment advice, management services and portfolio management services to individually managed accounts for individuals, high net worth individuals, banking or thrift institutions, investment companies, pension and profit sharing plans, and pooled investment vehicles. As of March 31, 2006, Zacks managed approximately $666 million in assets.

                               PORTFOLIO MANAGERS

Lee W. Schultheis has been the Chief Executive Officer, Chief Investment Officer and Managing Member of the Advisor since 2002. Prior to organizing the Advisor, Mr. Schultheis was Chief Operating Officer of Kinetics Asset Management, Inc. and President of Kinetics Funds Distributor, Inc. from 1999 - 2002. From 1995 to 1999, Mr. Schultheis was Managing Director and President of Vista Funds Distributor, Inc. Mr. Schultheis has more than 20 years of investment industry experience. Mr. Schultheis received a Bachelor of Science degree from Cornell University. While the Funds are team managed, Mr. Schultheis may, in certain circumstances, override decisions made by the other portfolio managers.

Trust Advisors LLC (an affiliate of AIP and the Portfolio Research Consultant to the Fund) Mr. Mark R. Tonucci co-founded and has been a Managing Director of Trust Advisors LLC since 1989. Mr. Tonucci has more than 30 years experience in the investment management, mutual fund and trust industries. Mr. Tonucci holds a B.A. from Southern Connecticut State University and an MBA in Financial and Economics from the University of New Haven. Prior to forming Trust Advisors, Mr. Tonucci was a senior vice president at Evaluation Associates where he worked to develop an investment management practice to service the institutional market.

Mr. Michael E. Portnoy co-founded and has been a Managing Director of Trust Advisors LLC since 1989. Mr. Portnoy's responsibilities include product design, portfolio construction, Sub-

Advisor due diligence, manager selection and performance reporting. Mr. Portnoy holds a B.A. from Ohio Wesleyan and an MBA from Capital University. Prior to forming Trust Advisors, Mr. Portnoy was a senior vice president at Evaluation Associates where he developed the firm's institutional mutual fund and consulting business.

                                 NET ASSET VALUE

The net asset value per share of each Fund will be determined at the close (generally 4:00 p.m.) of the New York Stock Exchange ("NYSE") on each day it is open for business and will be computed by determining the aggregate market value of all assets of each Fund less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day. If events occur during the course of a day on which each Fund determines its NAV which, in the Advisor's opinion, materially affect the value of one or more portfolio securities, these securities will be valued at their fair value as determined in good faith by the policies and procedures adopted by the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that each Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which each Fund determines its net asset value per share.

Options and futures contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the mean of the last bid and asked prices. In the absence of a sale, Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, each Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Funds' Board of Trustees.

                             HOW TO PURCHASE SHARES

You may purchase shares of the Funds in the following ways:

REGULAR MAIL                                           EXPRESS/OVERNIGHT MAIL
AIP Alternative Strategies Funds (specify  Series and  AIP Alternative Strategies Funds (specify Series
Class)                                                 and Class)

c/o U.S. Bancorp Fund Services, LLC                    c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                           615 East Michigan Street
Milwaukee, Wisconsin 53202-0701                        Milwaukee, Wisconsin 53202-0701

Note: The Funds do not consider the U.S. Postal Services or other independent delivery service to be their agent.

CLASS C SHARES

The offering price of a Class C share is the NAV with no initial sales charge. A 1.00% distribution fee is applied to Class C shares, and a 1.00% contingent deferred sales charge on shares sold within one year of purchase is applied to Class C shares. The charge will not be applied to the purchase of shares from the reinvestment of dividends or capital gains distributions.

You may buy shares of the Funds by contacting the securities broker-dealer or other financial services firm who gave you this prospectus. When you buy shares, be sure to specify whether you want Class C shares.

DISTRIBUTION AND SERVICE (RULE 12B-1) PLAN

The Funds have a Distribution Plan or "12b-1 Plan." Under the plan, Class C shares pay a distribution fee of 1.00% of the average daily net assets of the class.

Since a Fund's assets are used to pay 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the National Association of Securities Dealers, Inc. (the "NASD").

PURCHASING CLASS C SHARES

Class C shares have no initial sales charge, but a Fund pays an aggregate distribution fee at the annual rate of 1.00% of average net assets.

Class C shares have a contingent deferred sales charge of 1.00% for any shares redeemed within one year of ownership, measured from the first day of the month in which the shares were purchased. The 1.00% charge will be charged based on the lesser cost or market value (which, for purposes of determining the contingent deferred sales charge, shares are considered sold on a first-in, first-out basis).

MINIMUM AND ADDITIONAL INVESTMENT AMOUNTS

The minimum initial investment for individuals, IRAs, corporations, partnerships and trusts is $10,000. The minimum for subsequent investments is $250. Shares of each Fund are offered on a continuous basis. Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with the remittance stub from your most recent confirmation statement, or a note containing the name(s) on the account and the account number, to the above address.

Make all checks payable to "AIP ALTERNATIVE STRATEGIES FUNDS (SPECIFY SERIES AND CLASS)." All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. Also, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. In addition to any loss sustained by the Funds, a $25.00 charge may be imposed if your check does not clear. The Funds do not issue share certificates and their shares are not registered for sale outside of the United States. Shares are held in street name for the owners. The Funds reserve the right to reject any purchase in whole or in part.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds your full name, date of birth, social security number and permanent street address to assist the Funds in verifying your identity. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchase of shares of each Fund in a direct account with the Funds' Transfer Agent is not available to foreign investors. Please consult your financial advisor to determine if you are eligible to purchase shares of each Fund through a qualified financial intermediary account.

WHEN ORDER IS PROCESSED

All shares will be purchased at the net asset value per share next determined after the Funds receive your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

GOOD ORDER: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

-        the name of the Fund

-        the dollar amount of shares to be purchased

-        a completed purchase application or investment stub

-        check payable to AIP Alternative Strategies Funds

PURCHASE THROUGH BROKERS

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds' distributor. The brokers or agents may set their own initial and subsequent investment minimums. Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption Orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption Orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption Order when an authorized broker or, if applicable, a broker's authorized designee, receives the Order. Customer Orders will be priced at each Fund's Net Asset Value, plus any sales charge, next computed after they are received by an authorized broker or the broker's authorized designee. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Brokers are responsible for placing orders promptly with the Funds and for forwarding payment promptly, as well as ensuring that you receive copies of the Funds' Prospectus. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

PURCHASE BY WIRE

To open an account or to make additional investments by wire, call 1-877-Low-Beta (1-877-569-2382) to notify the Funds of the incoming wire using the wiring instructions below:

U.S. BANK, N.A.
777 E. WISCONSIN AVE
MILWAUKEE, WI  53202
ABA #:  075000022
CREDIT:  U.S. BANCORP FUND SERVICES, LLC
ACCOUNT #:  112-952-137
FURTHER CREDIT (FUND NAME),
                    (YOUR NAME OR THE TITLE ON THE ACCOUNT)
                    (YOUR ACCOUNT #)

INITIAL INVESTMENT - BY WIRE

If you are making an initial investment in the Funds, before you wire funds the Funds' transfer agent must have a completed Account Application, which is included with this Prospectus. Please contact the Funds' transfer agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your completed Account Application, the transfer agent will establish an account for you and a service representative will contact your within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

FOR SUBSEQUENT INVESTMENTS - BY WIRE

If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, you should be sure to notify the transfer agent at 1-877-Low-Beta (1-877-569-2382). It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Funds' transfer agent. Your bank may charge you a fee for sending a wire to the Funds.

U.S. BANK, N.A.
777 E. WISCONSIN AVENUE
MILWAUKEE, WI 53202
ABA #: 075000022
CREDIT:  US BANCORP FUND SERVICES, LLC
ACCOUNT #: 112-952-137
FURTHER CREDIT:   (FUND NAME)
                  (YOUR NAME/TITLE ON THE ACCOUNT)
                  (ACCOUNT #)

AUTOMATIC INVESTMENT PLAN

You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $10,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-877-Low-Beta (1-877-569-2382) for more information about the Funds' Automatic Investment Plan. Shareholders should notify the Funds' transfer agent of any changes to their Automatic Investment Plan at least 5 days prior to the effective date. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). We are unable to debit mutual fund or "pass through" accounts.

RETIREMENT PLANS

You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-Low-Beta (1-877-569-2382) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

EXCHANGE PRIVILEGE

You may exchange your Class C shares in the Fund for Class C shares of any other fund offered by the Trust. You should carefully read the Prospectus of the other fund before exchanging shares into that fund. Be advised that exercising the exchange privilege consists of two transactions: a sale of shares of a Fund and the purchase of shares in another. Further, exchanges may have certain tax consequences and you could realize short or long term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise. You should request your exchange prior to market close to obtain that day's NAV. Exchange requests received after the close of the NYSE will be treated as though received on the next business day. An exchange of Fund shares held for less than 90 days may be subject to a 2.00% redemption fee. See "Redemption Fees" below.

                                  REDEMPTIONS

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your investment representative.

WRITTEN REDEMPTION REQUESTS

You may redeem your shares by simply sending a written request to the Funds' transfer agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

REGULAR MAIL
AIP Alternative Strategies Funds (specify Series and Class)
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53202

EXPRESS/OVERNIGHT MAIL
AIP Alternative Strategies Funds (specify Series and Class)
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Note: The Funds do not consider the U.S. Postal Services or other independent delivery service to be their agent.

REDEEMING BY TELEPHONE

You may redeem shares having a value of up to $100,000 by telephone. The proceeds will be sent by mail to the address designated on your account, wired or electronic funds transferred directly to your existing account in any commercial bank or brokerage firm within the United States as designated on the Funds' transfer agent's records. To redeem by telephone, call 1-877-Low-Beta (1-877-569-2382). The redemption proceeds normally will be sent on the next business day following your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account. If you decline the option, but wish to add it at a later time, a signature guarantee will be required.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, U.S. Bancorp Fund Services, LLC, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or U.S. Bancorp Fund Services, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or U.S. Bancorp Fund Services, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer but U.S. Bancorp Fund Services, LLC does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

SYSTEMATIC WITHDRAWAL PLAN

If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-Low-Beta (1-877-569-2382).

WHEN REDEMPTIONS ARE SENT

Once the Funds receive your redemption request in "good order" as described below, your shares will be redeemed at the next determined net asset value following receipt of your redemption request. Proceeds will typically be sent on the next business day, but not later than the seventh day after redemption. If you purchase shares using a check, and soon after request a redemption, the Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

GOOD ORDER

Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

o The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

o     The request must identify your account number;

o The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and signature guaranteed, if applicable (see section titled "When You Need Signature Guarantees" below).


WHEN YOU NEED SIGNATURE GUARANTEES

The Funds' transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.

A signature guarantee is required to redeem shares in the following situations:

-     if ownership is changed on your account

- when redemption proceeds are sent to a different address other than that registered on the account;

- of the proceeds are to be made payable to someone other than the account's owner(s);

- and redemption transmitted by federal wire transfer to a bank other than the bank of record;

-     when adding the telephone redemption option to an existing account;

-     when changing the pre-designated bank information on an account;

- if a change of address request was received by the Transfer Agent within the last 15 days;

-     for redemptions over $100,000.

In addition to the situations described above, the Fund(s) and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants from the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public cannot guarantee signatures.

RETIREMENT PLANS

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to 10% withholding.

REDEEMING THROUGH BROKER

If shares of the Funds are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

LOW BALANCES

If at any time your account balance falls below $10,000, the Funds may notify you that, unless the account is brought up to at least $10,000, your account could be closed. This will not apply to any account balances that drop below $10,000 due to a decline in net asset value. The Funds may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record. The Funds will not charge any redemption fee on involuntary redemptions.

REDEMPTION FEES

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt each Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by each Fund at the worst possible time as far as long-term investors are concerned. Short-term trading drives up each Fund's transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as the Sub-Advisors are unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Funds assess a 2.00% fee on the redemption of the Funds' shares held for less than 90 days. Redemption fees will be paid to the Funds to help offset transaction costs.

The Funds will use the first-in, first-out ("FIFO") method to determine the 90-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Funds for a 90-day period from the date of purchase.

The redemption fee will not be charged on transactions involving the following:

1. redemption of shares purchased through reinvested dividends or distributions;

2. redemptions made under the Funds' Systematic Withdrawal Plan, as these transaction are typically de minimus;

3. redemptions made by participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans);

4. certain accounts under investment programs administered by financial intermediaries that represent to the Funds at the time of purchase that the shares are being purchased for an asset allocation program and that all short-term trading will be limited to periodic rebalancing of the program;

5.    redemption of shares through court mandate;

6. redemption of accounts held under trust agreements at a trust institution held at the Funds in an omnibus account, however, the redemption fee will be assessed at the omnibus account level if the omnibus account is held at the Funds for less than 90 days; and

7. redemption in instances where the Funds have received two business days advance notice that redemption is necessary, where it deems such redemption to not to be disadvantageous to the Funds' cash flow on that particular day and where it deems such redemption to be in the best interests of shareholders.

While the Funds make every effort to collect redemption fees, the Funds may not always be able to collect redemption fees on transactions effected through financial intermediaries. Financial intermediaries include omnibus accounts or retirement plans. The Funds rely upon financial intermediaries to collect redemption fees. There may be limitations on the ability of financial intermediaries to impose redemption fees on their clients. As a result, the Funds' ability to collect redemption fees in omnibus accounts may be limited. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Funds' redemption fee. If you invest in the Funds through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

                      TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Funds are intended for long-term investors. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager's attempts to achieve a Fund's objectives. Further, frequent short-term trading of Fund shares drives up the Funds' transaction costs to the detriment of the remaining shareholders.

Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and funds that invest in investments which are not frequently traded may be targets of market timers.

For these reasons, the Funds use a variety of techniques to monitor for and detect abusive trading practices. The Funds do not accommodate "market timers" and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees had developed and adopted a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Funds. These steps include, monitoring trading activity, using fair value pricing, as determined by the Funds' Board of Trustees, when the Advisor determines current market prices are not readily available and a 2.00% redemption fee. These techniques may change from time to time as determined by the Funds in their sole discretion. The redemption fee will not be charged on transactions involving the following: (1) redemption of shares purchased through reinvested dividends or distributions; (2) redemptions made under the Funds' Systematic Withdrawal Plan, as these transaction are typically de minimus; (3) redemptions made by participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans); (4) certain accounts under investment programs administered by financial intermediaries that represent to the Funds at the time of purchase that the shares are being purchased for an asset allocation program and that all short-term trading will be limited to periodic rebalancing of the program; (5) redemption of shares through court mandate; (6) redemption of accounts held under trust agreements at a trust institution held at the Funds in an omnibus account, however, the redemption fee will be assessed at the omnibus account level if the omnibus account is held at the Funds for less than 90 days; and (7) redemption in instances where the Funds have received two business days advance notice that redemption is necessary, where it deems such redemption to not to be disadvantageous to the Funds' cash flow on that particular day and where it deems such redemption to be in the best interests of shareholders.

TRADING PRACTICES

Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder's purchase of fund shares to be abusive. In addition, the Funds reserve the right to accept purchases and exchanges if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds' efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds' ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time each Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, each Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Trust's Board of Trustees.

The Board of Trustees has also adopted procedures, which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds' pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor to the Funds holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Advisor believe that the market price is stale. Other types of securities that the Funds may hold for which fair pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which each Fund determines its net asset value per share.

                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income and net capital gain in December. Both distributions will be reinvested in shares of the Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income or qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. If you elect to have dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check into your account, at each Fund's current net asset value, and to reinvest all subsequent distributions.

Each Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends eligible for taxation at long-term capital gain rates. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or tax payer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend and redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Funds' shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.


                              FINANCIAL HIGHLIGHTS

Information in the table below is for no load shares. Because the C Class shares have less than one calendar year of operating history, there is not performance information available at this time. Please note that no load shares are not offered in this prospectus. This information has been audited by, PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm. Their report and the fund's financial statements are included in the Annual Report dated July 31, 2005, which is available upon request.


AIP Alternative Strategies Funds
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       SIX MONTHS                                           PERIOD FROM
                                         ENDING            YEAR            YEAR        SEPTEMBER 23, 2002(1)
           ALPHA HEDGED             JANUARY 31, 2006       ENDED           ENDED              THROUGH
         STRATEGIES FUND              (UNAUDITED)      JULY 31, 2005   JULY 31, 2004       JULY 31, 2003
------------------------------------------------------------------------------------------------------------
PER SHARE DATA(2):
Net Asset Value, Beginning of
 Period...........................      $  12.10         $  10.73        $    9.81          $    10.00
                                        --------         --------        ---------          ----------
 Gain (Loss) from Investment
   Operations:
   Net investment income (loss)...          0.02(3)          0.04(3)(4)       (0.24)(3)(4)           (0.17)(3)
   Net realized and unrealized
     gain (loss) on investments...          0.57             1.33             1.17               (0.02)
                                        --------         --------        ---------          ----------
   Total Gain (Loss) from
     Investment Operations........          0.59             1.37             0.93               (0.19)
                                        --------         --------        ---------          ----------
 Less Dividends and Distributions:
   Net investment income..........         (0.04)              --            (0.01)                 --
   Net realized gains.............            --               --               --                  --
                                        --------         --------        ---------          ----------
   Total Dividends and
     Distributions................         (0.04)              --            (0.01)                 --
                                        --------         --------        ---------          ----------
Net Asset Value, End of Period....      $  12.65         $  12.10        $   10.73          $     9.81
                                        ========         ========        =========          ==========
Total Return......................          4.91%(5)        12.77%            9.42%              (1.90%)(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets (000's omitted), end of
 period...........................      $167,232         $123,035        $  17,786          $   11,835
Ratio of expenses including
 dividends on short positions and
 interest expense to average net
 assets:..........................          6.60%(6)         4.96%            5.27%               4.92%(6)
Ratio of expenses excluding
 dividends on short positions and
 interest expense to average net
 assets:..........................          3.99%(6)         3.99%            3.99%               3.99%(6)
Ratio of net investment income
 (loss) including dividends on
 short positions and interest
 expense to average net assets:...          0.21%(6)        (0.88%)          (2.36%)             (2.00%)(6)
Ratio of net investment income
 (loss) excluding dividends on
 short positions and interest
 expense to average net assets:...          2.82%(6)         0.09%           (1.08%)             (1.07%)(6)
Ratio of interest expense and
 dividends on short positions to
 average net assets:..............          2.61%(6)         0.97%            1.28%               0.93%(6)
Portfolio turnover rate...........            97%             112%             146%                186%

------------------------------

(1) Commencement of operations.

(2) Information presented relates to a share of capital stock outstanding for the entire period.

(3) Net investment income (loss) per share before interest expense and dividends on short positions for the period ended January 31, 2006, the years ended July 31, 2005 and July 31, 2004, and for the period ended July 31, 2003 were $0.10, $0.15, ($0.11) and ($0.09), respectively.

(4) Had the Fund used the average shares outstanding method to calculate the net investment income (loss) and net realized and unrealized gain (loss) on investments on a per share basis for the year ended July 31, 2005, the figures would have been ($0.09) and $1.46, respectively. Figures for the year ended July 31, 2004 were calculated using this methodology.

(5) Not annualized.

(6) Annualized.
                     See notes to the financial statements.

AIP ALTERNATIVE STRATEGIES FUNDS
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------

                                                                    PERIOD FROM
                                                                    MAY 1, 2006 (1)
                                                                      THROUGH
                                                                   JUNE 30, 2006
BETA HEDGED STRATEGIES FUND                                         (UNAUDITED)
------------------------------------------------------------------------------------
PER SHARE DATA(2):

Net Asset Value, Beginning of Period                                 $   12.50
                                                                     ---------

  Gain (Loss) from Investment Operations:

    Net investment income (loss)                                         (0.04) (3)
    Net realized and unrealized gain (loss) on investment                (0.77)
                                                                     ---------
    Total Gain (Loss) from Investment Operations                         (0.81)
                                                                     ---------

  Less Dividends and Distributions:
    Net investment income                                                  -
    Net realized gains                                                     -
                                                                     ---------
    Total Dividends and Distributions                                      -
                                                                     ---------

Net Asset Value, End of Period                                       $   11.69
                                                                     =========


Total Return                                                             (6.48%)(4)


RATIOS/SUPPLEMENTAL DATA:
Net assets (000's omitted), end of period                            $   3,092

Ratio of expenses including interest expense
  to average net assets:                                                  2.64% (5)

Ratio of expenses excluding interest expense
  to average net assets:                                                  0.99% (5)

Ratio of net investment income (loss) including interest expense
  to average net assets:                                                 (2.43%)(5)

Ratio of net investment income (loss) excluding interest expense
  to average net assets:                                                 (0.78%)(5)

Ratio of interest expense to average net assets                           1.65% (5)


Portfolio turnover rate                                                      0%


     (1)  Commencement of operations.

     (2) Information presented relates to a share of capital stock outstanding for the entire period.

     (3) Net investment income (loss) per share before interest expense for the period ended June 30, 2006 was ($.01).

     (4)  Not annualized.

     (5)  Annualized.

                                          See notes to the financial statements.

                            NOTICE OF PRIVACY POLICY
                                   & PRACTICES

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

WE DO NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT OUR CURRENT OR FORMER SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES, EXCEPT AS PERMITTED BY LAW. FOR EXAMPLE, WE ARE PERMITTED BY LAW TO DISCLOSE ALL OF THE INFORMATION WE COLLECT, AS DESCRIBED ABOVE, TO OUR TRANSFER AGENT TO PROCESS YOUR TRANSACTIONS. FURTHERMORE, WE RESTRICT ACCESS TO YOUR NONPUBLIC PERSONAL INFORMATION TO THOSE PERSONS WHO REQUIRE SUCH INFORMATION TO PROVIDE PRODUCTS OR SERVICES TO YOU. WE MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS THAT COMPLY WITH FEDERAL STANDARDS TO GUARD YOUR NONPUBLIC PERSONAL INFORMATION.

IN THE EVENT THAT YOU HOLD SHARES OF THE FUNDS THROUGH A FINANCIAL INTERMEDIARY, INCLUDING, BUT NOT LIMITED TO, A BROKER-DEALER, BANK, OR TRUST COMPANY, THE PRIVACY POLICY OF YOUR FINANCIAL INTERMEDIARY WOULD GOVERN HOW YOUR NONPUBLIC PERSONAL INFORMATION WOULD BE SHARED WITH NONAFFILIATED THIRD PARTIES.

*Not a part of the Prospectus

                          ALPHA HEDGED STRATEGIES FUND
                           BETA HEDGED STRATEGIES FUND

Advisor..........................................     ALTERNATIVE INVESTMENT PARTNERS, LLC
                                                      701 Westchester Avenue, Suite 312-W
                                                      White Plains, NY 10604

Distributor......................................     QUASAR DISTRIBUTORS, LLC
                                                      615 East Michigan Street
                                                      Milwaukee, WI 53202

Legal Counsel....................................     BLANK ROME LLP
                                                      405 Lexington Avenue
                                                      New York, NY 10174
Transfer Agent...................................     U.S. BANCORP FUND SERVICES, LLC
                                                      615 East Michigan Street, 3rd Floor
                                                      Milwaukee, WI 53202

Custodian........................................     CUSTODIAL TRUST COMPANY
                                                      101 Carnegie Center
                                                      Princeton, NJ 08540

Independent Registered Public Accounting              PRICEWATERHOUSECOOPERS, LLP
Firm.............................................     100 E. Wisconsin Avenue, Suite 1800
                                                      Milwaukee, WI 53202

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): Additional information about the Funds is included in the SAI. The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the Funds' policies and management. The SAI is available free of charge on the Funds' website at www.aipfunds.com.

ANNUAL AND SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. These reports are available free of charge on the Funds' website at www.aipfunds.com.

To obtain free copies of these documents or other information about the Funds, or to make shareholder inquires about the Funds, please call 1-877-Low-Beta (1-877-569-2382). You may also write to:

                         AIP ALTERNATIVE STRATEGIES FUNDS
                         c/o U.S. Bancorp Fund Services, LLC
                         P.O. Box 701
                         Milwaukee, Wisconsin 53202-0701

You may review and obtain copies of Fund information at the SEC Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                                       Investment Company Act File No: 811-21079

                          ALPHA HEDGED STRATEGIES FUND
                           BETA HEDGED STRATEGIES FUND
                Each a series of AIP Alternative Strategies Funds
                                 Class C Shares

      Each an open-end, non-diversified investment company which seeks to achieve consistent absolute returns with low or moderate correlation, respectively to traditional financial market indices by engaging in various relative value and securities arbitrage strategies.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 July 11, 2006

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund dated July 11, 2006, a copy of which may be obtained without charge by contacting the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701 or by calling 1-877-Low-Beta.

      Alpha Hedged Strategies financial statements for the fiscal year ended July 31, 2005 and six months ending January 31, 2006 are incorporated herein by reference to the Fund's Annual Report dated July 31, 2005 and semi-annual report dated January 31, 2006. A copy of the Annual and semi-annual report may be obtained without charge by contacting the Fund's transfer agent as shown above.

                                TABLE OF CONTENTS

THE TRUST...................................................................   1

INVESTMENT RESTRICTIONS.....................................................   2

INVESTMENT OBJECTIVE AND POLICIES...........................................   4

MANAGEMENT..................................................................  15

CONTROL PERSONS AND PRINCIPAL HOLDERS.......................................  20

INVESTMENT ADVISOR, SUB-ADVISORS AND RESEARCH CONSULTANT....................  22

PROXY VOTING POLICIES AND PROCEDURES........................................  29

THE DISTRIBUTOR.............................................................  31

ALLOCATION OF PORTFOLIO BROKERAGE...........................................  31

PORTFOLIO HOLDINGS INFORMATION..............................................  32

PORTFOLIO TURNOVER..........................................................  33

FUND ADMINISTRATION.........................................................  34

FUND ACCOUNTING AND TRANSFER AGENT..........................................  34

CUSTODIAN...................................................................  34

DESCRIPTION OF SHARES.......................................................  34

DISTRIBUTION PLAN...........................................................  35

PURCHASE, REDEMPTION AND PRICING OF SHARES..................................  36

TAX STATUS..................................................................  39

ANTI-MONEY LAUNDERING PROGRAM...............................................  41

PERFORMANCE INFORMATION.....................................................  42

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................  43

LEGAL COUNSEL...............................................................  43

FINANCIAL STATEMENTS........................................................  43

THE TRUST

      AIP Alternative Strategies Funds (the "Trust"), an open-end management investment company, was organized as a Delaware statutory trust on April 12, 2002. The Trust currently offers two series of shares to investors, Alpha Hedged Strategies Fund ("Alpha") (formerly known as the Alpha Strategies I Fund) and Beta Hedged Strategies Fund ("Beta") (together the "Funds"). Each Fund is classified as a non-diversified series of the Trust and has its own investment objective and policies. The Funds are set up in a fund-of-funds structure whereby each Fund invests all of its investable assets in one or more affiliated portfolios. The Trust may start another series and offer shares of a new fund under the Trust at any time.

      The authorized capitalization of the Trust consists of 1 billion shares of beneficial interest of $0.001 par value per share (the "Shares"). Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for proposals when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

      Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      The assets of each Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of that Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders.

ELECTION TO INVEST FUND ASSETS PURSUANT TO MASTER/FEEDER FUND STRUCTURE

      In lieu of investing directly, each Fund is authorized to seek to achieve its investment objective by converting to a Master/Feeder Fund Structure pursuant to which each Fund would invest all or a portion of its investable assets in an investment company having substantially the same investment objective and policies as that Fund. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

      Conversion to a Master/Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Funds. In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in the Funds who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Funds' current operational structure. No assurance can be given, however, that the Master/Feeder Fund Structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

      The Funds' methods of operation and shareholder services would not be materially affected by its investment in another investment company ("Master Portfolio") having substantially the same investment objective and polices as the Funds, except that the assets of the Funds may be managed as part of a larger pool of assets. If each Fund invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers. The Funds would otherwise continue their normal operation. The Board would retain the right to withdraw each Fund's investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so; the Funds would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

      The Board of Trustees has authorized this fundamental investment policy to facilitate a conversion to a Master/Feeder Fund Structure in the event that the Board of Trustees determines that such a conversion is in the best interest of the Funds' shareholders. If the Board so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a Master/Feeder Fund Structure. Further, the Funds' Prospectus and Statement of Additional Information would be amended to reflect the implementation of the Funds' conversion and its shareholders would be notified.

INVESTMENT RESTRICTIONS

      The following investment restrictions have been adopted by the Funds as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Funds. As used in this Statement of Additional Information and in the Funds' prospectus, the term "majority of the outstanding shares of the Fund" means the vote of whichever is less:

      (1) 67% or more of a Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or

      (2)   more than 50% of a Fund's outstanding shares.

      These investment restrictions provide that:

      (1) A Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

      (2)   A Fund may not borrow money except that it may borrow:

                  (a)   for leveraging purposes,

                  (b) from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or

                  (c)   by entering into reverse repurchase agreements,

            if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

      (3) A Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that a Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

      (4) A Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. For purposes of complying with this restriction, each Fund will look through to the securities of the Underlying Funds.

      (5) A Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent a Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

      (6) A Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.

      (7) A Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program. Notwithstanding anything to the contrary herein, each Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.

      (8)   A Fund may not purchase or sell commodities or commodity contracts.

      Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Funds without obtaining shareholder approval. Under the non-fundamental investment restrictions, each Fund may not:

      (1) invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

      (2) sell short securities having a total market value in excess of 100% of the value of the net assets of a Fund, and the value of the securities of any one issuer in which a Fund is short may not exceed the lesser of: (x) 10% of the value of a Fund's net assets or (y) 10% of the securities of any class of any issuer.

      (3) (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of a Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

      (4) purchase securities of other investment companies, except in accordance with the 1940 Act.

      If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation. However, if at any time borrowings exceed 33 1/3% of total assets, a Fund must reduce its borrowings within three business days thereafter. The Funds may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions.

INVESTMENT OBJECTIVE AND POLICIES

      The Alpha Hedged Strategies Fund's investment objective is to achieve consistent absolute returns with low correlation to traditional financial market indices. The Beta Hedged Strategies Fund's investment objective is to achieve consistent absolute returns with moderate correlation to traditional financial market indices. There is no assurance that either Fund will achieve its objective.

      A more detailed discussion of some of the investment strategies and policies described in the Prospectus (see "Investment Objective, Policies and Risks") appears below:

MERGER ARBITRAGE

      Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

      Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Alternative Investment Partners, LLC (the "Advisor") to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that a Fund's capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. See "Portfolio Turnover."

      Trading to seek short-term capital appreciation can be expected to cause a Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See "Allocation of Portfolio Brokerage" and "Portfolio Turnover." Certain investments of a Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with a Fund's overall investment strategy, which may be considered speculative.

SPECIAL RISKS OF OVER-THE-COUNTER OPTIONS TRANSACTIONS

      As part of its portfolio strategy, the Funds may engage in transactions in options that are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases.

      As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, a Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

      It is each Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Funds, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

ADDITIONAL INFORMATION ON INVESTMENT SECURITIES

      Each Fund may invest in the following types of securities including those discussed in the Prospectus:

      Equity Securities: Each Fund will invest in equity securities consistent with the Fund's investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see "Preferred Stock" below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Convertible Securities" below.

      To the extent a Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio.

      Preferred Stock: Each Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer by dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      CONVERTIBLE SECURITIES: Each Fund may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

      INVESTMENT COMPANY SECURITIES: Each Fund may invest up to 25% of its assets in shares of other investment companies. A Fund may also invest in money market mutual funds in connection with its management of daily cash positions. Each Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees each Fund bears directly in connection with its own operation, each Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

      A Fund's investment in other investment companies may consist of shares of Exchange-Traded Funds ("ETFs"). ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. A Fund's investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

      COMMERCIAL PAPER: Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. A Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Advisor, such note is liquid.

      The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

      REPURCHASE AGREEMENTS: Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security. A Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

      WARRANTS: A Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

      INITIAL PUBLIC OFFERINGS: A Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs have added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio.

      FOREIGN SECURITIES: Subject to each Fund's investment policies and quality standards, a Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchange or traded in the United States on over-the-counter markets.

      Because the Funds may invest in foreign securities, an investment in a Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which a Fund invests.

      WRITING COVERED CALL OPTIONS: A Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period.

      When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, a Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for a Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

      There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

      WRITING COVERED PUT OPTIONS: A Fund may write covered put options on equity securities to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

      When writing put options on securities, a Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

      The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

      OPTIONS TRANSACTIONS: A Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

      - the writer of an option may be assigned an exercise at any time during the option period;

      - disruptions in the markets for underlying instruments could result in losses for options investors;

      - imperfect or no correlation between the option and the securities being hedged;

      - the insolvency of a broker could present risks for the broker's customers; and

      - market imposed restrictions may prohibit the exercise of certain options.

      In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Advisor's ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor's ability to select the proper time, type and duration of the options.

      By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

      A Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

      The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

      CREDIT DERIVATIVES: A Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying reference obligation in exchange for the underlying reference obligation. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying reference obligation that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation. The value of the underlying reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

      BORROWING: A Fund may borrow to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

      A Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions. This type of borrowing is generally referred to as economic leverage.

      The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

      ILLIQUID SECURITIES: Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"). Securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. A Fund will not knowingly invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturates over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

      RESTRICTED SECURITIES: A Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act are technically considered "restricted securities," a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market. A Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

      Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      SHORT SALES: A Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company's common stock and/or other securities to be received may be sold short. The Advisor will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company's shares and its short position in the acquirer's securities. At all times when a Fund does not own securities which are sold short, the Fund will maintain long securities available for collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

      INVESTMENT IN PRIVATELY NEGOTIATED OPTIONS: A Fund may also invest in privately negotiated option contracts (each a "Private Option"). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

      Private Options will generally have a term ranging from 12 to 60 months. A Fund may buy Private Options that will be based on an asset or a basket of securities (the "Basket") selected by the Advisor in accord with a Fund's Investment Objective and approved by the counterparty (the "Counterparty"). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called "hedge funds") and shares of registered investment companies. During the term of a Private Option, the Advisor expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

      As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the "Premium") paid for the Private Option. The Private Option will be structured so that it allows a Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, a Fund may lose all or a portion of the Premium paid for the Private Option. A Fund's gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund. At no time will a Fund or its shareholders be exposed to a risk of loss in excess of the Premium.

      Upon the termination or expiration of a Private Option, a Fund will be entitled to receive from the Counterparty a cash payment (the "Settlement Price"), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will a Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to a Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by a Fund at any time will be treated as an illiquid asset.

      The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, a Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.

      The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Advisor to be creditworthy and approved by the Funds' Board, including a majority of the Independent Directors. Neither the Advisor nor the Funds will have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty's ability to perform under each Private Option. Likewise, neither the Advisor nor the Funds will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

      The following examples are intended to illustrate the basic structure and the gain or loss that a Fund might realize on Private Options. Certain details of a typical Private Option have been simplified for purposes of these examples.

      EXAMPLE A - HYPOTHETICAL GAIN

      The Advisor decides to acquire an interest in the increase (or decrease) in the value of securities that reflect a Fund's investment objective (the "Securities"). On behalf of a Fund, the Advisor purchases a Private Option from a Counterparty using a Basket established under the Private Option that is comprised of the Securities. For example, a Fund may choose a notional amount of $150,000 and pay to the Counterparty a $50,000 up-front premium for the Private Option with the Fund entitled to any increase in value of the Basket in excess of $150,000. The Counterparty may or may not decide to purchase the notional value, $150,000, of the Securities that comprise the Basket in order to hedge its obligations under the Private Option. The Private Option is terminated after one year, at which time the value of the Index has increased to $180,000 and a Fund has paid $5,000 in fees and interest-equivalent payments. The Settlement Price would be calculated as $180,000 (the current notional amount), less $100,000 in economic leverage, and a Fund would have a net gain of $25,000 ($180,000 less $100,000 less $50,000 less $5,000).

      EXAMPLE B - HYPOTHETICAL LOSS

      The Advisor purchases a Private Option under the terms described above. However, upon termination of the Private Option the value of the Basket has declined to $120,000. The Settlement Price would be calculated as $120,000, less $100,000 in economic leverage, and a Fund would have a net loss of $35,000 ($120,000 less $100,000 less $50,000 less $5,000).

      EQUITY SWAP AGREEMENTS: A Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

      Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on, or increase in value of a particular dollar amount invested in a "basket" of particular securities or securities representing a particular index.

      Forms of swap agreements include:

      (1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or "cap";

      (2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or "floor"; and

      (3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

      Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

      The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 10% of the Fund's net assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      TEMPORARY INVESTMENTS: A Fund may adopt temporary defensive positions by investing up to 100% of its net assets in positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, a Fund may invest temporarily a substantial portion of its assets in:

      - cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

      - commercial paper rated A-1 by S&P or Prime-1 by Moody's. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

      -  repurchase agreements;

      To the extent a Fund invests in these temporary investments, the Fund may not reach its investment objective.

MANAGEMENT

      The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which has been filed with the Securities and Exchange Commission and is available upon request. The Board of Trustees consists of five individuals, four of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Advisor ("Independent Trustees"). Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

INDEPENDENT TRUSTEES


                                        TERM OF
                                       OFFICE AND     PRINCIPAL OCCUPATION         NUMBER OF
                                       LENGTH OF      DURING THE PAST FIVE     PORTFOLIOS IN FUND         OTHER
                                      TIME SERVED             YEARS           COMPLEX OVERSEEN BY     DIRECTORSHIPS
 NAME, ADDRESS AND    POSITION*                                                     TRUSTEE              HELD BY
        AGE                                                                                               TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Joseph E. Breslin     Trustee and    Indefinite      Chief Operating           Two                  Andrx
(51)                  Chairman       Term since      Officer, Aladdin                               Corporation;
701 Westchester                      2004            Capital Management LLC                         Kinetics Mutual
Avenue, Suite                                        (February 2005  to                             Funds, Inc.
312-W, White                                         Present);  Independent                         (mutual fund)
Plains, NY 10604                                     Investment Management                          from 2000 -
                                                     Services Consultant,                           Present; Kinetics
                                                     Whitehall Asset                                Portfolios Trust
                                                     Management (May 2003                           (mutual fund)
                                                     to  January 2005);                             from 2000 -
                                                     Senior Managing                                Present.
                                                     Director, Marketing &
                                                     Sales, Whitehall Asset
                                                     Management, a
                                                     financial services
                                                     company (September
                                                     1999 to March 2003);
                                                     President, J.E.
                                                     Breslin & Co., an
                                                     investment management
                                                     consulting firm (1994
                                                     to 1999).


Robert Anderson       Trustee        Indefinite      Senior Vice President     Two                  None
(65)                                 Term since      Aquila Management
701 Westchester                      2002            Corp. since 1998; From
Avenue,                                              1995 to 1998
Suite 312-W                                          Consultant for The
White Plains, NY                                     Wadsworth Group.
10604

Joyce P. Montgomery   Trustee        Indefinite      Vice President, JES       Two                  None
Rocklin                              Term since      Promotions (2003 to
(55)                                 2002            Present); Retired
701 Westchester                                      (2000 - 2003).
Avenue,
Suite 312-W
White Plains, NY
10604


                                        TERM OF
                                       OFFICE AND     PRINCIPAL OCCUPATION         NUMBER OF
                                       LENGTH OF      DURING THE PAST FIVE     PORTFOLIOS IN FUND         OTHER
                                      TIME SERVED             YEARS           COMPLEX OVERSEEN BY     DIRECTORSHIPS
 NAME, ADDRESS AND    POSITION*                                                     TRUSTEE              HELD BY
        AGE                                                                                               TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Thomas Mann           Trustee        Indefinite      Managing Director, SG     Two                  None
(55)                                 Term since      Constellation  (1994
701 Westchester                      2002            to Present); Managing
Avenue,                                              Principal,
Suite 312-W                                          Constellation
White Plains, NY                                     Financial Management
10604                                                Company LLC.

INTERESTED TRUSTEE

                                        TERM OF
                                       OFFICE AND     PRINCIPAL OCCUPATION         NUMBER OF
                                       LENGTH OF      DURING THE PAST FIVE     PORTFOLIOS IN FUND         OTHER
 NAME, ADDRESS AND                    TIME SERVED             YEARS           COMPLEX OVERSEEN BY     DIRECTORSHIPS
        AGE           POSITION*                                                     TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Stephen G. Bondi      Interested     Indefinite      Chief Financial           Two                  None
(47)                  Trustee,       Term since      Officer and Senior
800 Third Avenue,     Treasurer      2004            Vice President of
22nd Floor            and Chief                      Asset Alliance
New York, NY 10022    Financial                      Corporation (an
                      Officer                        investment holding company)
                                                     and certain related
                                                     entities (2000- present).



* Mr. Bondi is an "interested" Trustee because of his affiliation with Asset Alliance, which owns a controlling interest in AIP.

OFFICERS

                                          TERM OF                                   NUMBER OF
                                         OFFICE AND    PRINCIPAL OCCUPATION     PORTFOLIOS IN FUND
                                         LENGTH OF     DURING THE PAST FIVE    COMPLEX OVERSEEN BY   OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE  POSITION         TIME SERVED            YEARS                 TRUSTEE                BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Lee Schultheis         President        Indefinite    Chief Executive          N/A                   N/A
(49)                                    Term since    Officer of the Advisor
701 Westchester                         2004          (2004 - Present);
Avenue,                                               Managing Member and
Suite 312-W                                           Chief Investment
White Plains, NY                                      Officer of the Advisor
10604                                                 (2002 to Present);
                                                      Chief Operating
                                                      Officer of Kinetics
                                                      Asset Management, Inc.
                                                      and President of
                                                      Kinetics Funds
                                                      Distributor, Inc.
                                                      (1999 to 2002)

Stephen G. Bondi       Treasurer and    Indefinite    See above.               See above.            See above.
(47)                   Chief            Term since
800 Third Avenue,      Financial        2004
22nd Floor             Officer
New York, NY 10022

Kristina Labermeier    Secretary and    Indefinite    Chief Compliance         N/A                   N/A
(26)                   Chief            Term since    Officer of the Advisor
701 Westchester        Compliance       2005          (April 2005 to
Avenue,                Officer                        Present); Compliance
Suite 312-W                                           Officer of U.S.
White Plains, NY                                      Bancorp Fund Services,
10604                                                 LLC (2002 to 2005);
                                                      Student prior to 2002.

BOARD COMMITTEES

Audit Committee

      The members of the Audit Committee of the Board of Trustees are Mr. Breslin, Mr. Anderson, Mr. Mann and Ms. Montgomery Rocklin, each an Independent Trustee. Mr. Anderson is the chairperson of the Audit Committee. The Audit Committee oversees the Funds' financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants and plans to meet at least once annually. The Audit Committee met twice during the last fiscal year.

Nominating Committee

      The members of the Nominating Committee of the Board of Trustees are all Independent Trustees and are Mr. Breslin, Ms. Montgomery Rocklin, Mr. Mann and Mr. Anderson. Ms. Montgomery Rocklin is the chairperson of the Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is from time to time considered necessary or appropriate. The Nominating Committee does not accept shareholder nominations for candidates for the Board. The Nominating Committee met once during the last fiscal year.

Valuation Committee

      The members of the Valuation Committee of the Board of Trustees are Mr. Breslin, Mr. Mann, Ms. Montgomery Rocklin and Mr. Anderson, each an Independent Trustee. Mr. Anderson is the chairperson of the Valuation Committee. The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust's valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Valuation Committee met four times during the last fiscal year.

Qualified Legal Compliance Committee

      The members of the Qualified Legal Compliance Committee ("QLCC") of the Board of Trustees are Mr. Breslin, Mr. Mann, Ms. Montgomery Rocklin and Mr. Anderson, each an Independent Trustee. The Qualified Legal Compliance Committee is responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the issuer attorneys). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities). The QLCC did not have reason to meet during the past fiscal year.

COMPENSATION

      Each Trustee who is not affiliated with the Trust or the Advisor will receive an annual salary in the amount of $10,000 per year and shall receive a fee of $1,000 per regular or special meeting attended, as well as reimbursement for any reasonable expenses incurred attending the meetings. "Interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

      The table below details the amount of compensation the Trustees will receive from the Trust during a fiscal year and assumes that the Funds are fully operational and the Trustees have attended all quarterly meetings. Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.


                                                    PENSION OR RETIREMENT   ESTIMATED ANNUAL
                                    AGGREGATE        BENEFITS ACCRUED AS      BENEFITS UPON    TOTAL COMPENSATION FROM
                                COMPENSATION FROM   PART OF FUND EXPENSES      RETIREMENT      TRUST PAID TO TRUSTEES(1),
   NAME OF PERSON/POSITION          THE TRUST(1)
------------------------------------------------------------------------------------------------------------------------
Stephen Bondi, Trustee                  $0                    $0                   $0                     $0

                                                    PENSION OR RETIREMENT   ESTIMATED ANNUAL
                                    AGGREGATE        BENEFITS ACCRUED AS      BENEFITS UPON    TOTAL COMPENSATION FROM
                                COMPENSATION FROM   PART OF FUND EXPENSES      RETIREMENT      TRUST PAID TO TRUSTEES(1),
   NAME OF PERSON/POSITION          THE TRUST(1)
Joseph Breslin, Trustee              $14,000                  $0                   $0                  $14,000
Robert Anderson, Trustee             $14,000                  $0                   $0                  $14,000
Joyce Montgomery Rocklin,            $14,000                  $0                   $0                  $14,000
Trustee
Thomas Mann, Trustee                 $14,000                  $0                   $0                  $14,000




(1) Under the Operating Services Agreement, the Advisor pays the Board of Trustees expenses. These amounts represent payment by the Advisor to each Trustee.

MANAGEMENT OWNERSHIP

      As of May 31, 2006 the officers and Trustees, as a group, owned .42% of the Fund's outstanding shares. The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds as of May 31, 2006:

                                  DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY      AGGREGATE DOLLAR RANGE OF
                                   SECURITIES OWNED OF          SECURITIES OWNED OF            EQUITY SECURITIES
NAME OF PERSON/POSITION                 ALPHA                        BETA                      BENEFICIALLY OWNED
Stephen Bondi                               $0                           $0                            $0
Joseph Breslin                              $0                           $0                            $0
Robert Anderson                      $10,001 - $50,000                   $0                    $10,001 - $50,000
Joyce Montgomery Rocklin            $50,001 - $100,000                   $0                    $50,001 - $100,000
Thomas Mann                          $10,001 - $50,000                   $0                    $10,001 - $50,000
Lee Schultheis                      $100,001 - $500,000         $100,001 - $500,000          $200,002 - $1,000,000
Kristina Labermeier                    $1 - $10,000                      $0                       $1 - $10,000


      Furthermore, as of May 31, 2006 neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Advisor, the Funds' principal underwriter, or an affiliate of the Advisor or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate family have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Funds' principal underwriter or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Funds' principal underwriter or any affiliate thereof was a party.

CONTROL PERSONS AND PRINCIPAL HOLDERS

       A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of May 31, 2006, the following shareholders were considered to be either a control person or principal shareholder of the Funds:



ALPHA HEDGED STRATEGIES FUND

NAME AND ADDRESS                                    NUMBER OF SHARES       % OWNERSHIP        TYPE OF OWNERSHIP
----------------                                    ----------------       -----------        -----------------
Charles Schwab & Co., Inc.                             8,440,010             49.86%                   R
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Services LLC                        2,833,162             16.74%                   R
200 Liberty Street
New York, NY  10281-1003

National Investor Services                             2,839,585             16.78%                   R
55 Water St., 32nd Floor
New York, NY  10041

BETA HEDGED STRATEGIES FUND

NAME AND ADDRESS                                    NUMBER OF SHARES       % OWNERSHIP        TYPE OF OWNERSHIP
----------------                                    ----------------       -----------        -----------------
Barclays Capital, Inc. FBO                                   92,594          41.63%                   R
800 Third Ave., Floor 22
New York, NY 10022-7604

National Financial Services LLC                          38,246              17.20%                   R
200 Liberty Street
New York, NY  10281-1003

National Investor Services                               29,069              13.07%                   R
55 Water St., 32nd Floor
New York, NY  10041

NAME AND ADDRESS                                    NUMBER OF SHARES       % OWNERSHIP        TYPE OF OWNERSHIP
----------------                                    ----------------       -----------        -----------------
Charles Schwab & Co. Inc.                                26,659              11.99%                   R
101 Montgomery St.
San Francisco, CA 94104-4151

U.S. Bank NA                                             13,981               6.29%                   R
54 Kelsey Ridge Rd.
Freeport, ME 04032-6448


INVESTMENT ADVISOR, SUB-ADVISORS AND RESEARCH CONSULTANT

INVESTMENT ADVISOR, ADVISORY AGREEMENT AND OPERATING SERVICES CONTRACT

      Alternative Investment Partners, LLC, 701 Westchester Avenue, Suite 312-W, White Plains, New York 10604, the Funds' Investment Advisor (the "Advisor"), is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisors Act of 1940. Lee W. Schultheis is the Chief Executive Officer, Chief Investment Officer and Managing Member of the Advisor. The Advisor is owned jointly by Mr. Schultheis and Asset Alliance Corporation, 800 Third Avenue, 22nd Floor, New York, NY 10022 ("Asset Alliance"). Mr. Schultheis and Asset Alliance each own a controlling interest (as defined in the 1940 Act) in the Advisor. Asset Alliance is also affiliated with the Research Consultant used by the Advisor to assist in selecting Sub-Advisors. Asset Alliance is a Delaware corporation established on February 1, 1996 as a multi-faceted investment management firm, specializing in alternative investment management - specifically hedge funds and hedge fund products. As of March 31, 2006, Asset Alliance and its affiliated managers managed approximately $3.3 billion through various alternative investment products. Through its wholly owned subsidiary, Asset Alliance Advisors, Inc., a Delaware corporation established in 1997 ("Asset Alliance Advisors"), Asset Alliance manages investment products for high net worth and institutional investors, and provides advisory services to organizations worldwide. Asset Alliance Advisors is registered with the U.S. Securities and Exchange Commission as a registered investment advisor under the Investment Advisors Act of 1940, as amended and is registered with the U.S. Commodity Futures Commission and the National Futures Association as a commodity pool operator and a commodity trading advisor.

      Under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Advisor, the Advisor:

      (1) manages the investment operations of the Funds and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with each Fund's investment objective,

      (2) provides all statistical, economic and financial information reasonably required by the Funds and reasonably available to the Advisor,

      (3) provides the Custodian of the Funds' securities on each business day with a list of trades for that day, and

      (4) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

      Under the terms of the Operating Services Agreement (the "Services Contract") between the Trust and the Advisor, the Advisor pays the following Fund expenses, including, without limitation:

      (1) the costs incurred in connection with registration and maintenance of its registration under the Securities Act, as amended, the 1940 Act, as amended, and state securities laws and regulations,

      (2) preparation of and printing and mailing reports, notices and prospectuses to current shareholders,

      (3)  transfer taxes on the sales of Fund shares

      (4) custodial, shareholder transfer charges and fees of the Funds' distributor,

      (5) legal (excluding litigation to which the Funds may be a party), auditing and accounting expenses,

      (6)  expenses of servicing shareholder accounts,

      (7)  insurance expenses for fidelity and other coverage,

      (8) fees and expenses of Trustees who are not "interested persons" within the meaning of the 1940 Act, and

      (9)  expenses of Trustee and shareholder meetings.

      The Services Contract provides that the Funds pay the following Fund expenses, including, without limitation,

      (1) transfer taxes on the sales of portfolio securities,

      (2)  brokerage commissions,

      (3)  taxes owed to Federal and State jurisdictions by the Funds,

      (4) Interest expense on Fund borrowing, and (5) Dividends paid out on short sales.

      The Funds are also liable for such nonrecurring expenses as may arise, including litigation to which the Funds may be a party. The Funds have an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Advisor receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 2.50% of the average daily net assets of the Underlying Funds. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Underlying Funds' shares.

      The Advisor receives an operating services fee, payable monthly, for the performance of its services at an annual rate of 0.74% of the average daily net assets of each Fund. Additionally, the Underlying Funds have entered into a similar Operating Services Agreement, under which, each Underlying Fund pays the Advisor 0.50% of such Fund's average daily net assets. The operating services fee will be accrued daily for the purpose of determining the offering and redemption price of the Funds' shares.

      The combined effect of the Advisory Agreement and the Services Contract is to place a cap or ceiling on the Funds' ordinary annual operating expenses at 0.74% of the average daily net assets of each Funds, excepting brokerage commissions and portfolio trading transfer tax, interest on Fund borrowing, dividends paid on short sales, taxes, litigation and other extraordinary expenses.

      During the fiscal year ending July 31, 2005, the Advisor accrued: (a) $1,511,398 in fees for its advisory services performed on behalf of Alpha; (b) $749,654 in fees for its services performed under the

Services Contract with Alpha; and (c) $151,140 in shareholder services fees. During the fiscal year ending July 31, 2004, the Advisor accrued: (a) $ 320,150 in fees for its advisory services performed on behalf of Alpha; (b) $ 158,794 in fees for its services performed under the Services Contract with Alpha; and (c) $ 32,015 in shareholder services fees. During the fiscal period September 23, 2002 through July 31, 2003, the Advisor accrued: (a) $252,607 in fees for its advisory services performed on behalf of Alpha; (b) $125,293 in fees for its services performed under the Services Contract with Alpha; and (c) $25,261 in shareholder services fees.

      The Advisory Agreement and Services Contract will each continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Funds' Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Funds' Trustees or the vote of a majority of the outstanding shares of the Funds. The Advisory Contract and Services Contract may be terminated without penalty on 60 days' written notice by a vote of a majority of the Funds' Trustees or by the Advisor, or by holders of a majority of the Funds' outstanding shares. The Advisory Contract and Services Contract shall terminate automatically in the event of its assignment.

RESEARCH CONSULTANT

      The Advisor has decided to retain the services of a research consultant to aid with the selection of sub-advisors to the Underlying Funds. Trust Advisors, LLC (the "Research Consultant"), an investment advisor registered with the Securities and Exchange Commission, located at 501 Kings Highway East, Suite 304, Fairfield, CT 06825 will provide the Advisor with background information and other such research on Sub-Advisors and prospective sub-advisors. The Advisor utilizes the services of the Research Consultant to conduct a comprehensive review of each Sub-Advisor, its investment process and organization. The Research Consultant shall provide the Advisor with research on a wide range of factors on each Sub-Advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisors and assets under management and number of clients. The Advisor and/or Research Consultant will conduct interviews of each Sub-Advisors' personnel as well as interviews with third party references and industry sources. The Advisor will allocate the assets of each Underlying Fund among the Sub-Advisors based on the research conducted by the Research Consultant. The Advisor and Research Consultant are affiliated entities and the fees payable with respect to the services provided by the Research Consultant are paid by the Advisor. For the fiscal period September 23, 2002 through July 31, 2003, the Research Consultant received from the Advisor $25,261 for its services on behalf of Alpha. For the fiscal year ending July 31, 2004, the Research Consultant received from the Advisor $32,102 on behalf of Alpha. For the fiscal year ending July 31, 2005, the Research Consultant received from the Advisor $151,140 on behalf of Alpha.


SUB-ADVISORS

      In order to facilitate the efficient supervision and management of the Sub-Advisors by the Advisor and the Trustees, the Trust and the Advisor applied for, and the SEC approved, an exemptive order, which is also applicable to the Underlying Funds in the Underlying Funds Trust, that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new Sub-Advisors, change the terms of particular agreements with Sub-Advisors or continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 60 days of employing a new Sub-Advisor, shareholders will receive notification of the change. The Trust currently engages the following Sub-Advisors to conduct the investment programs of the Underlying Funds pursuant to separate sub-advisory agreements with the Advisor ("Sub-Advisor Agreements"):

Alpha Equity Management LLC

The Advisor has entered into a sub-advisory agreement with Alpha Equity Management LLC ("Alpha Equity"), to manage a portion of the Funds' assets. Alpha Equity is located at Alpha Equity Management LLC, 19A Ensign Drive, Avon, Connecticut 06001, and is a registered investment advisor. Alpha Equity provides investment advice and portfolio management services to individually managed accounts for high net worth and institutional investors. As of March 31, 2006, Alpha Equity managed approximately $90 million in assets.

Apis Capital Advisers, LLC

The Advisor has entered into a sub-advisory agreement with Apis Capital Advisers, LLC ("Apis"), to manage a portion of the Funds' assets. Apis is located at Apis Capital Advisers, LLC, 1445 East Putnam Avenue, Old Greenwich, Connecticut 06870, and is a registered investment advisor. Apis provides investment advice and portfolio management services to individually managed accounts for high net worth investors. As of March 31, 2006, Apis managed approximately $124 million in assets.

CapitalWorks Investment Partners, LLC

      The Advisor has entered into a sub-advisory agreement with CapitalWorks Investment Partners, LLC ("CapitalWorks"), to manage a portion of the Funds' assets. CapitalWorks is located at 402 West Broadway, 25th Floor, San Diego, California 92101, and is a registered investment advisor. CapitalWorks provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, and charitable organizations. As of March 31, 2006, CapitalWorks managed approximately $758 million in assets.

Gabelli Asset Management Company

The Advisor has entered into a sub-advisory agreement with Gabelli Asset Management Company ("Gabelli"), to manage a portion of the Funds' assets. Gabelli is located at Gabelli Asset Management Company, One Corporate Center, Rye, New York 10580, and is a registered investment advisor, Gabelli provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of March 31, 2006, Gabelli and its affiliates managed approximately $27 billion in assets.

G2 Capital Management, LLC

The Advisor has entered into a sub-advisory agreement with G2 Capital Management, LLC ("G2"), to manage a portion of the Funds' assets. G2 is located at G2 Capital Management, LLC, 7777 Girard Avenue, Suite 200, La Jolla, California 92037, and is a registered investment advisor. G2 provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, family offices, and institutional fund of funds. As of March 31, 2006, G2 managed approximately $22 million in assets.

Quattro Global Capital, LLC

The Advisor has entered into a sub-advisory agreement with Quattro Global Capital, LLC ("Quattro"), to manage a portion of the Funds' assets. Quattro is located at 546 Fifth Avenue, 19th Floor, New York, New York 10036, and is a registered investment advisor. Quattro provides investment advice and portfolio management services to individually managed accounts for high net worth individual and institutional investors. As of March 31, 2006, Quattro managed approximately $1 billion in assets.

Schultze Asset Management, LLC

The Advisor has entered into a sub-advisory agreement with Schultze Asset Management, LLC ("Schultze"), to manage a portion of the Funds' assets. Schultze is located at 3000 Westchester Avenue, Purchase, New York 10577, and is a registered investment advisor. Schultze provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, and charitable organizations. As of March 31, 2006, Schultze managed approximately $406 million in assets.
Seagate Global Advisors, LLC

The Advisor has entered into a sub-advisory agreement with Seagate Global Advisors, LLC ("Seagate"), to manage a portion of the Funds' assets. Seagate is located at 119 W. Torrance Boulevard, Suite 2, Redondo Beach, California 90277, and is a registered investment advisor. Seagate provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, family offices and institutional investors. As of March 31, 2006, Seagate managed approximately $112 million in assets.

Smith Breeden Associates, Inc.

      The Advisor has entered into a sub-advisory agreement with Smith Breeden Associates, Inc. ("Smith Breeden") to manage a portion of the Funds' assets. Smith Breeden is located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, and is a registered investment advisor. Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, charitable organizations, other corporate entities, state and municipal governments, and other endowments and foundations. As of March 31, 2006, Smith Breeden managed approximately $28 billion in assets.

Twin Capital Management, Inc.

The Advisor has entered into a sub-advisory agreement with Twin Capital Management, Inc. ("Twin Capital"), to manage a portion of the Funds' assets. Twin Capital is located at 3244 Washington Road, Suite 202, McMurray, Pennslyvania 15317, and is a registered investment advisor. Twin Capital provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of March 31, 2006, Twin Capital managed approximately $496 million in assets.

Weiss, Peck & Greer Investments

The Advisor has entered into a sub-advisory agreement with Weiss, Peck & Greer Investments ("WPG"), to manage a portion of the Funds' assets. WPG is located at 909 Third Avenue, 32nd Floor, New York, New York 10022, and is a registered investment advisor. WPG provides investment advice and portfolio management services to individually managed accounts for high net worth individual and institutional investors. As of March 31, 2006, WPG managed approximately $14 billion in assets.

Zacks Investment Management, Inc.

The Advisor has entered into a sub-advisory agreement with Zacks Investment Management, Inc. ("Zacks"), to manage a portion of the Funds' assets. Zacks is located at 155 North Wacker Drive, Suite 250, Chicago, Illnois 60606, and is a registered investment advisor. Zacks provides investment advice, management services and portfolio management services to individually managed accounts for individuals, high net worth individuals, banking or thrift institutions, investment companies, pension and profit sharing plans, and pooled investment vehicles. As of March 31, 2006, Zacks managed approximately $666 million in assets.

      The Advisor pays the Sub-Advisors an annual fee out of its advisory fee based on the average daily net assets of the Fund allocated to, and managed, by each Sub-Advisor.

SUB-ADVISOR AGREEMENTS

      Each of the Sub-Advisor Agreements provide that the Sub-Advisor will formulate and implement a continuous investment program for a Fund in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Advisor. Each Sub-Advisor will, subject to the supervision and control of the Advisor, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by a Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisors are required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisor Agreements.

      Each Sub-Advisor Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisor Agreement may be terminated without penalty at any time by the Advisor or the Sub-Advisor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).


PORTFOLIO MANAGERS

      The following section provides information regarding each portfolio managers' compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest. Other Accounts Managed by Portfolio Managers

      The table below identifies, for each portfolio manager of the Funds, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of December 31, 2005. Asset amounts are approximate and have been rounded.

                                       Registered
 Portfolio Manager                Investment Companies             Other Pooled
 (Firm)                          (excluding the Funds)         Investment Vehicles             Other Accounts
                                 ---------------------         -------------------             --------------
                               Number of    Total Assets    Number of    Total Assets    Number of     Total Assets
                               Accounts    in the Accounts   Accounts  in the Accounts    Accounts     in the Accounts
                               --------    ---------------   --------  ---------------    --------     ---------------
 Lee Schultheis                    0            $0.00           0           $0.00            0            $0.00
 (AIP)
 Mark Tonucci                      0            $0.00           1        $112 million        0            $0.00
 (Trust Advisors LLC)
 Michael E. Portnoy                0            $0.00           1        $112 million        0            $0.00
 (Trust Advisors LLC)


         The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2005. Asset amounts are approximate and have been rounded.


Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

Portfolio Manager                       Registered                  Other Pooled
(Firm)                             Investment Companies          Investment Vehicles             Other Accounts
------                             --------------------          -------------------             --------------
                                 Number of    Total Assets   Number of    Total Assets     Number of     Total Assets
                                 Accounts   in the Accounts   Accounts   in the Accounts    Accounts    in the Accounts
                                 --------   ---------------   --------   ---------------    --------    ---------------
Lee Schultheis                       0           $0.00           0            $0.00            0            $0.00
(AIP)
Mark Tonucci                         0           $0.00           0            $0.00            0            $0.00
(Trust Advisors LLC)
Michael E. Portnoy                   0           $0.00           0            $0.00            0            $0.00
(Trust Advisors LLC)


Material Conflicts of Interest

      Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Each sub-advisor may manage other accounts that have similar investment objectives or strategies. Portfolio managers of each of the sub-advisors who manage other investment accounts in addition to the Funds may be presented with the potential conflicts.

      Any material conflicts of interest which may arise in connection with a sub-advisor's management of a Fund's investments and the management of the investments of other accounts are addressed primarily through each sub-advisor's allocation policies. The sub-advisors attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account.

Compensation Structure and Methods

         The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund's portfolio managers as of December 31, 2005.

AIP

The compensation of the portfolio manager includes a fixed annual salary and equity ownership of the Advisor. Compensation levels, including base salary are contractually fixed with the investment advisor.

TRUST ADVISORS

The compensation of the portfolio managers includes a fixed annual fee. Compensation levels, including this fee are contractually fixed with the investment advisor.

Securities Owned in the Fund by Portfolio Managers.

As of December 31, 2005, the portfolio managers owned the following equity securities in the Fund:


                                   Dollar Range of Equity             Aggregate Dollar Range of
                                   Securities in the Fund             Equity Securities in all
                                   (None, $1 - $10,000, $10,001 -     Registered Investment
                                   $50,000, $50,001 - $100,000,       Companies overseen by
                                   $100,001 - $500,000, $500,001 -    Portfolio Manager in Family
Name of Portfolio Manager          $1,000,000, Over $1,000,000        of Investment Companies
-------------------------          ---------------------------        -----------------------
Lee Schultheis                     $500,001-$1,000,000                $500,001-$1,000,000
Mark Tonucci                       $100,001-$500,000                  $100,001-$500,000
Michael E. Portnoy                 $100,001-$500,000                  $100,001-$500,000

CODES OF ETHICS

         The Funds, the Advisor, the Sub-Advisors and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

         The Advisor provides a voice on behalf of shareholders of the Funds. The Advisor views the proxy voting process as an integral part of the relationship with the Funds. The Advisor is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Funds delegate authority to vote proxies to the Advisor, subject to the supervision of the Board of Trustees. The Funds, through the Chief Investment Strategist or designated Sub-Advisor, will conduct a thorough review of and analysis of the underlying company's proxy statements and vote proxies in accordance with the Funds' Proxy Voting Policies and Procedures ("Policies and Procedures"), as summarized below. The Funds also have a designated Proxy Administrator who is responsible for ensuring that all Fund proxy matters are communicated to the Chief Investment Strategist or designated Sub-Advisor. The fundamental purpose of the Policies and Procedures is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, and that maximizes the value of the Fund's investment.

POLICIES AND PROCEDURES

         The Policies and Procedures recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term strategic direction, subject to the oversight of the company's board of directors. Accordingly, the Funds believe that the recommendation of management on most issues deserves weight in determining how proxy issues should be voted. The company's position, however, will not be supported in any situation where the Chief Investment Strategist reasonably believes that it is not in the best interest of the Funds or a particular company. It is anticipated that most votes will be consistent with the guidelines set forth in the Policies and Procedures; however, the Chief Investment Strategist, or designated Sub-Advisor, may occasionally take an independent view on certain issues and vote differently. Votes inconsistent with the Policies and Procedures are reviewed for reasonableness.

         Certain of the Funds' proxy voting guidelines as set forth in the Policies and Procedures are summarized below:

         - vote AGAINST proposals to require supermajority shareholder vote,

         - vote FOR shareholder proposals to ask a company to submit its poison pill for shareholder ratification,

         - vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating their duty of care.

         Although many proxy proposals can be voted in accordance with the Funds' Policies and Procedures, some proposals (such as votes on proposals regarding director nominees or votes on compensation plans for directors) will require special consideration, and the Chief Investment Strategist will make a decision on a case-by-case basis in these situations.


CONFLICTS OF INTEREST

         Occasionally, the Advisor, or a Sub-Advisor or an affiliate, may be subject to conflicts of interest in the voting of Fund proxies due to business or personal relationships. In most cases, to the extent that there is little or no discretion to deviate from the Funds' Policies and Procedures on the proposal in question, proxies will be voted in accordance with such pre-determined guidelines. In other situations, the Chief Investment Strategist or designated Sub-Advisor may defer to the voting recommendation of either the Funds' Audit Committee, a non-conflicted party, an independent third party proxy voting service provider; or in consultation with legal counsel, to determine the appropriate method to resolve the conflict of interest.

MORE INFORMATION

         The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2006) is available without charge, upon request by calling toll-free, 1-877-Low-Beta or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-877-Low-Beta and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

         Quasar Distributors, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust dated as of July 30, 2002, amended March 27, 2006 (the "Distribution Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Funds' shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares. No affiliated persons of the Funds are affiliated persons of the Distributor.

         The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Distributor Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distributor Agreement will automatically terminate in the event of its assignment.

ALLOCATION OF PORTFOLIO BROKERAGE

         Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Advisor and the Sub-Advisors for the Underlying Funds that they manage for the Funds directly. The Advisor and their appointed Sub-Advisors are authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Advisor for the Funds' use. Such allocation is to be in such amounts and proportions as the Advisor and Sub-Advisor may determine.

         In selecting a broker or dealer to execute each particular transaction, the Advisor or Sub-Advisor will take the following into consideration:

         -        the best net price available;

         - the reliability, integrity and financial condition of the broker or dealer;

         -        the size of and difficulty in executing the order; and

         - the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

         Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds.

         In allocating portfolio brokerage, the Advisor or Sub-Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor or Sub-Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

         The total broker commissions paid by Alpha during the fiscal year ended July 31, 2005 were $283,221. The total broker commissions paid by Alpha during the fiscal year ended July 31, 2004 were $133,985. The total broker commissions paid by Alpha during the fiscal period September 23, 2002 through July 31, 2003 were $100,355.

The table below indicates the portion of the Alpha's aggregate brokerage for fiscal year ended July 31, 2005 (from the paragraph above) that was directed to brokers who, in addition to providing trade execution, also supplied Alpha with research services.

                     FISCAL YEAR ENDED JULY 31, 2005
                     -------------------------------
DOLLAR VALUE OF SECURITIES TRADED       RELATED SOFT DOLLAR BROKERAGE COMMISSIONS
---------------------------------       -----------------------------------------
             $13,479                                $3,066


         The SEC requires the Trust to provide certain information if the Funds held securities of their regular brokers or dealers (or their parents) during the Trust's most recent fiscal year. As of the fiscal year ended July 31, 2005, Alpha owned securities of Bear Stearns & Co., Inc. The value of Alpha's aggregate holdings of the securities is $4,695,000.

PORTFOLIO HOLDINGS INFORMATION


          The Board of Trustees of the Trust has adopted policies to ensure that any disclosure of information about a Fund's portfolio holdings is in the best interest of Fund shareholders. The portfolio holdings disclosure policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Trust. Disclosure of a Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. A Fund's portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. A complete list of a Fund's portfolio holdings as of each calendar quarter-end is also available on the Funds' website at www.aipfunds.com within sixty days after the calendar quarter-end.

          From time to time rating and ranking organizations such as Standard & Poor's and Morningstar, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least sixty days, as described above. The disclosure is made with the authorization of either the Trust's Chief Compliance Officer or his or her designee. In addition, the Funds' Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times, possibly no lag time, to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Rating and ranking organizations, the Funds' service providers and pension plan sponsors and/or their consultants are subject to these restrictions. Holdings information is currently being sent to Morningstar, Standard & Poors, Lipper, Bloomberg, Vickers Stock Research, Thomson Financial and Capital-Bridge sixty days following each calendar quarter.

          In addition, the Funds' service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Advisor or a Sub-Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

          The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Advisor. The Advisor will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of a Fund and its shareholders. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

PORTFOLIO TURNOVER

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) positions held less than a year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

         A Fund will invest portions of its assets to seek short-term capital appreciation. A Fund's investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

         Absolute return and arbitrage investment strategies are characterized by a high turnover rate because, in general, many of the opportunities for capital appreciation are of a relatively short time in duration. As an example, in merger arbitrage, the majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. A Fund will generally benefit from the timely realization of the opportunity for which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of a Fund's investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

         Portfolio turnover for Alpha during the fiscal year ended July 31, 2005 was 112%.Portfolio turnover for Alpha during the fiscal year ended July 31, 2004 was 146%. Portfolio turnover for the Alpha during the fiscal period from September 23, 2002 through July 31, 2003 was 186%

FUND ADMINISTRATION

         U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Advisor and the Funds. As such, U.S. Bancorp provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Funds. For the fiscal year ended July 31, 2005, U.S. Bancorp received $71,982 for administrative services for Alpha, all of which was paid by the Advisor. For the fiscal year ended July 31, 2004, U.S. Bancorp received $33,750 for administrative services for Alpha, all of which was paid by the Advisor. For the fiscal period September 23, 2002 through July 31, 2003, U.S. Bancorp received $20,104 for administrative services for Alpha, all of which was paid by the Advisor.


FUND ACCOUNTING AND TRANSFER AGENT

         U.S. Bancorp serves as Fund Accountant and Transfer Agent to the Funds pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement with the Advisor. Under the Fund Accounting Servicing Agreement, U.S. Bancorp will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. U.S. Bancorp will receive a fund accountant fee for the Funds, which will be billed to the Advisor on a monthly basis.

         Under the Transfer Agent Servicing Agreement, U.S. Bancorp will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. U.S. Bancorp will receive a transfer agent fee, which will be billed to the Advisor on a monthly basis.

CUSTODIAN

         The Custodian for the Trust and the Funds is Custodial Trust Company, an affiliate of Bear Stearns & Co. Inc., located at 101 Carnegie Center, Princeton, NJ 08540. As Custodian, Custodial Trust Company holds all of securities and cash owned by the Funds. All of the custodian fees will be paid by the Advisor.

DESCRIPTION OF SHARES

         Each share of a Fund has one vote in the election of Trustees. Cumulative voting is not authorized for the Funds. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

         Shareholders of the Funds and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

         The authorized capitalization of AIP Alternative Strategies Funds consists of 1 billion shares of beneficial interest of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

DISTRIBUTION PLAN

         The Trust has adopted a plan pursuant to rule 12b-1 under the Investment Company Act (the "Plan"), hereby Class C shares of the Fund pay to the Advisor, distribution fees as described in the prospectus. The Advisor may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.

         The Trust's board of trustees has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable the Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the Fund's size would be in the shareholders' best interests because increased size would allow the Fund to realize certain economies of scale in its operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of the Fund closing to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of the Advisor, in promoting the continuous sale of the Fund's shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

         The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the Investment Company Act. [The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of the Fund]. The Plan must be reviewed annually and may be continued from year to year by vote of the board of trustees, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the Plan's operation ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and the Advisor, or, as to the Fund, by vote of a majority of the Fund's outstanding shares.

         The Plan may not be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected series of the Trust, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

         The Advisor is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as it may reasonably request to enable it to make an informed determination of whether the Plan should be continued.

         The maximum amount of fees payable under the Plan during any year with respect to Class C shares is 1.00% of the average daily net assets of each Fund which are attributable to its Class C shares.

         Because the share classes are newly organized, there have been no payments pursuant to the Plan.


PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE

         The net asset value ("NAV") per share of a Fund will be determined on each day when the New York Stock Exchange ("NYSE") is open for business and will be computed by taking the aggregate market value of all assets of a Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

         (1) by valuing portfolio securities, including open short positions, which are traded on the NYSE and on the American Stock Exchange, at the last reported sales price on that exchange;

         (2) by valuing portfolio securities traded in the NASDAQ National Market System for which market quotations are readily available using the NASDAQ Official Closing Price ("NOCP"), or, if the NOCP is not available, at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices;

         (3) by valuing put and call options which are listed on an exchange, but which are not traded on the valuation date are valued at the mean of the last bid and asked prices.;

         (4) by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

         (5) by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although others may do the actual calculation.

         The Advisor reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Advisor.

         The share price (net asset value) of the shares of a Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern Time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

CLASS C SHARES

         The Funds offer Class C shares. Any retail investor may purchase Class C shares. Class C shares have no front-end sales charge, however, Class C shares carry a 1.00% contingent deferred sales charge for one year after the date of purchase.

         An example of how Alpha calculates its net asset value per share as of the fiscal period ended July 31, 2005 is as follows:

            NET ASSETS
--------------------------------
                                    =      NET ASSET VALUE PER SHARE
        SHARES OUTSTANDING

           $123,035,197             =                $12.10
--------------------------------
            10,171,166


TRADING IN FOREIGN SECURITIES

         Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Funds' Board of Trustees.

PURCHASE OF SHARES

         Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share, plus any sales charge, computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

EXCHANGE PRIVILEGE

         Shareholders may exchange shares within the Trust. Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or long term capital gains or losses on the exchange. An exchange of Fund shares held for less than 90 days may be subject to a 2.00% redemption fee.

         Shareholders may exchange shares by telephone or in writing as follows:

         By Telephone:

         You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging. Exchange requests must be received before 4:00 p.m. Eastern time to be processed that day.

         In Writing:

         You may send you exchange request in writing. Please provide the Fund name and account number for each of the Funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

         The Trust may modify or terminate the exchange privilege at any time upon 60 days prior notice to shareholders. Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes. If you cannot contact your broker or bank by telephone, you should send your request in writing via overnight mail.

SALES CHARGE WAIVER

         In addition to the sales charge waivers enumerated in the prospectus, dividends and distributions paid on Fund shares will be reinvested in shares of the same class of the Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash.

REDEMPTION OF SHARES

         The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt a Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up a Fund's transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. For these reasons, the Funds assess a 2.00% fee on the redemption of the Fund shares held for less than 90 days. Redemption fees will be paid to the Funds to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds' Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed to participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pensions Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account, as the Redemption fee will be assessed to these types of accounts at the omnibus account level if the account is held at the Funds for less than 90 days. The Redemption fee will also not be assessed to accounts of the Advisor or its affiliates used to capitalize the Funds, as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Funds. The Redemption fee will also not be assessed to certain accounts under investment programs administered by financial intermediaries that represent to the Funds at the time of purchase that the shares are being purchased for an asset allocation program and that all short term trading will be limited to periodic rebalancing of the program.

         The Funds will use the first-in, first-out (FIFO) method to determine the 90-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the Redemption fee will be assessed. The Redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for a 90-day period from the date of purchase.

         The Trust will redeem all or any portion of a shareholder's shares of a Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the Investment Company Act of 1940, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

         (a) when the NYSE is closed, other than customary weekend and holiday closings;

         (b)      when trading on that exchange is restricted for any reason;

         (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or
                  (c) exist; or

         (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

         In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

         Supporting documents in addition to those listed under "Redemptions" in the Funds' prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.


CONTINGENT DEFERRED SALES CHARGE

         A contingent deferred sales charge may be imposed upon redemption of Class C shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The contingent deferred sales charge imposed upon Class C shares redeemed within one year of purchase is 1.00%.

TAX STATUS

         Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Fund should not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of each Fund will be computed in accordance with Section 852 of the Code.

         Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after July 31, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of each Fund unless a shareholder elects to receive cash. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryover of each Fund.

          To be treated as a regulated investment company under Subchapter M of the code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which each Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

         If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

         Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to each Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

         The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

         Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

         Distributions of net capital gain ("capital gain dividends") are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

         A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of Fund shares.

         A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. Persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by a shareholder.

         Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.


ANTI-MONEY LAUNDERING PROGRAM

         The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

         Procedures to implement the Program include, but are not limited to, determining that the Funds' distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return quotations for the Funds are calculated according to the following formulas:

         P(1+T)n = ERV

        Where:    P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods will be based on rolling calendar quarters, updated to the last day of the most recent quarter. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

         The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION)

The following formula is used to calculate average annual returns after taxes before liquidations:

         P(1+T)n  =  ATVD

        Where:    P        =        hypothetical initial payment of $1,000.
                  T        =        average annual total return.
                  N        =        number of years in the base period.
                  ATVD     =        ending value of a hypothetical $1,000
                                    payment made at the beginning of the base period at the end of the base period, after taxes on Fund distributions but not after taxes on redemption.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

The following formula is used to calculate average annual returns after taxes after liquidations:

         P(1+T)n  =  ATVDR

        Where:        P  =  a hypothetical initial payment of $1,000.
                      T  =  average annual total return.
                      n  =  number of years in the base period.
                      ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Fund distributions and redemption.

TOTAL RETURN

         The Funds may also calculate total return on a cumulative basis that reflects the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

                  Cumulative Total Return = [ (ERV) - 1 ]
                                              -----
                                                P


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Funds have selected PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, WI 53202, as their independent registered public accounting firm.

LEGAL COUNSEL

         Blank Rome, LLP, 405 Lexington Avenue, New York, NY 10174, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

         The annual and semi-annual report for Alpha for the fiscal year ended July 31, 2005 and six months ending January 31, 2006 are a separate document supplied with this statement of additional information and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

                        AIP ALTERNATIVE STRATEGIES FUNDS

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)      Declaration of Trust

            (i)     Amended and Restated Certificate of Trust(1)

            (ii)    Amended and Restated Declaration of Trust(1)

(b)      Amended and Restated Bylaws(1)

(c) Instruments Defining Rights of Security Holders -- Incorporated by reference to the Declaration of Trust and Bylaws.

(d)      Investment Advisory Agreements

            (i)     Investment Advisory Agreement(3)

            (ii)    Amended Investment Advisory Agreement(4).

(e)      Underwriting Agreement(2)

            (i)     Amended Distribution Agreement(4).

(f)      Bonus or Profit Sharing Contracts -- Not applicable.

(g)      Custody Agreements

            (i)     Form of Custody Agreement(1)

            (ii)    Amended No. 1 to Custody Agreement(4)

            (iii)   Form of Loan and Pledge Agreement(1)

            (iv)    Amendment No. 1 to Loan and Pledge Agreement(4).

(h)      Other Material Contracts

            (i)     Form of Transfer Agent Servicing Agreement(1).

            (ii)    Amended Transfer Agent Servicing Agreement(4).

            (iii)   Form of Administration Servicing Agreement(4).

            (iv)    Form of Fund Accounting Services Agreement(4).

            (v)     Power of Attorney(4).

            (vi)    Research Consultant Agreement(3)

            (vii)   Amended Research Consultant Agreement(4).

            (viii)  Operating Services Agreement(2)

            (ix)    Amended Operating Services Agreement(4).

            (x)     Form of Shareholder Servicing Agreement(2)

(i)      Opinion and Consent of Counsel(1)

(j)      Consent of Independent Registered Public Accounting Firm

(k)      Omitted Financial Statements -- Not applicable.

(l)      Agreement Relating to Initial Capital(1)

(m)      Rule 12b-1 Plan -- To be filed by amendment.

(n)      Rule 18f-3 Plan -- To be filed by amendment.

(o)      Reserved

(p)      Code of Ethics

            (i)     Adviser and Registrant Code of Ethics(3)

(1) Incorporated by reference to registrant's Pre-Effective Amendment. No. 2 filed August 12, 2002.

(2) Incorporated by reference to registrant's Post-Effective Amendment No. 1 filed November 28, 2003.

(3) Incorporated by reference to registrant's Post-Effective Amendment No. 3 filed November 15, 2004.

(4) Incorporated by reference to registrant's Post-Effective Amendment No. 9 filed April 28, 2006.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION.

         Reference is made to Article VIII of the Registrant's Declaration of Trust.

         Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS.

         With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated March 29, 2006. The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.



ITEM 27. PRINCIPAL UNDERWRITER.

         (a) Quasar Distributors, LLC, the Registrant's principal underwriter, acts as principal underwriter for the following investment companies:

-----------------------------------------------------------------------------------------
          Advisors Series Trust                        Jacob Internet Fund Inc.
     AIP Alternative Strategies Funds                 The Jensen Portfolio, Inc.
       Allied Asset Advisors Funds                   Julius Baer Investment Funds
           Alpine Equity Trust                           The Kensington Funds
           Alpine Income Trust                    Kirr, Marbach Partners Funds, Inc.
           Alpine Series Trust                                LKCM Funds
         Brandes Investment Trust                       Masters' Select Funds
        Brandywine Blue Fund, Inc.                 Matrix Advisors Value Fund, Inc.
           Brazos Mutual Funds                                MDT Funds
      Bridges Investment Fund, Inc.                       Monetta Fund, Inc.
              Buffalo Funds                                 Monetta Trust
       Buffalo Balanced Fund, Inc.                       The MP 63 Fund, Inc.
      Buffalo High Yield Fund, Inc.                          MUTUALS.com
       Buffalo Large Cap Fund, Inc.               Nicholas Equity Income Fund, Inc.
       Buffalo Small Cap Fund, Inc.                 Nicholas Family of Funds, Inc.
      Buffalo USA Global Fund, Inc.                      Nicholas Fund, Inc.
        Country Mutual Funds Trust                 Nicholas High Income Fund, Inc.
            Cullen Funds Trust                            Nicholas II, Inc.
              Everest Funds                         Nicholas Limited Edition, Inc.
             FFTW Funds, Inc.                      Nicholas Money Market Fund, Inc.
        First American Funds, Inc.                           NorCap Funds
  First American Investment Funds, Inc.               Permanent Portfolio Funds
   First American Strategy Funds, Inc.                  Primecap Odyssey Funds
         Fort Pitt Capital Funds                  Professionally Managed Portfolios
         The Glenmede Fund, Inc.                       Prudent Bear Funds, Inc.
         The Glenmede Portfolios                          The Purisima Funds
         Guinness Atkinson Funds              Rainier Investment Management Mutual Funds
       Harding, Loevner Funds, Inc.                   Summit Mutual Funds, Inc.
         The Hennessy Funds, Inc.                     Thompson Plumb Funds, Inc.
       Hennessy Mutual Funds, Inc.                  TIFF Investment Program, Inc.
         Hotchkis and Wiley Funds                  Trust For Professional Managers
 Intrepid Capital Management Funds Trust                    Wexford Trust
-----------------------------------------------------------------------------------------

         (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

---------------------------------------------------------------------------------------
NAME AND PRINCIPAL      POSITION AND OFFICES WITH QUASAR    POSITIONS AND OFFICES WITH
BUSINESS ADDRESS        DISTRIBUTORS, LLC                   REGISTRANT
James R. Schoenike      President, Board Member             None

Donna J. Berth          Treasurer                           None

Joe Redwine             Board Member                        None

Bob Kern                Board Member                        None

Eric W. Falkeis         Board Member                        None

Teresa Cowan            Assistant Secretary                 None

The address of each of the foregoing is 615 East Michigan Street, Milwaukee,
Wisconsin, 53202.
---------------------------------------------------------------------------------------


         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

--------------------------------------------------------------------------------
RECORDS RELATING TO:                       ARE LOCATED AT:
--------------------------------------------------------------------------------
Registrant's Transfer Agent, Fund          U.S. Bancorp Fund Services, LLC
Administrator and Fund Accountant          615 East Michigan Street
                                           Milwaukee, WI  53202

Registrant's Custodian                     Custodial Trust Company
                                           101 Carnegie Center
                                           Princeton, NJ 08540

Registrant's Investment Adviser            Alternative Investment Partners, LLC
                                           701 Westchester Avenue, Suite 205-W
                                           White Plains, New York 10604
--------------------------------------------------------------------------------

ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN  PARTS A AND B.

         Inapplicable

ITEM 30. UNDERTAKINGS.

         The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-effective Amendment to the Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains and the State of New York on the 11th day of July, 2006.


                                        AIP Alpha Alternative Strategies Funds


                                        By: /s/ Lee Schultheis
                                           -------------------------------------
                                           Lee Schultheis, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on July 11, 2006.

Signature                              Title
---------                              -----
/s/ Lee Schultheis*                    President
---------------------------------
Lee Schultheis

/s/ Robert Anderson*                   Independent Trustee
---------------------------------
Robert Anderson

/s/ Joyce P Montgomery-Rocklin*        Independent Trustee
---------------------------------
Joyce P Montgomery-Rocklin

/s/ Thomas Mann*                       Independent Trustee
---------------------------------
Thomas Mann

/s/ Joseph Breslin*                    Independent Trustee and Chairperson
---------------------------------
Joseph Breslin

/s/ Stephen G. Bondi*                  Interested Trustee, Treasurer & Chief
---------------------------------      Financial Officer
Stephen G. Bondi

                  By: /s/ Lee Schultheis
                     --------------------------------------------
                     Lee Schultheis, President
                     Attorney-in-Fact pursuant to
                     Power of Attorney filed April 28, 2006.

EXHIBIT INDEX

   Exhibit                                                     Exhibit No.
   -------                                                     -----------

   Consent of Independent Registered Public Accounting Firm        (j)